                                                                   EXHIBIT 10.30

                            MORTGAGE LOAN AGREEMENT


                            Dated as of May 24, 1996


                                 by and between


                         G&L MEDICAL PARTNERSHIP, L.P.
                                  as Borrower


                                      and


                        NOMURA ASSET CAPITAL CORPORATION
                                   as Lender

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----
ARTICLE I     CERTAIN DEFINITIONS.......................................   1
     Section 1.1      Definitions.......................................   1

ARTICLE II    GENERAL TERMS.............................................  28
     Section 2.1      Amount of the Loan................................  28
     Section 2.2      Use of Proceeds...................................  28
     Section 2.3      Security for the Loan.............................  29
     Section 2.4      Borrower's Note...................................  29
     Section 2.5      Principal and Interest............................  29
     Section 2.6      Voluntary Prepayment; Defeasance..................  30
     Section 2.7      Mandatory Prepayment: Defeasance..................  31
     Section 2.8      Application of Payments...........................  32
     Section 2.9      Method and Place of Payment.......................  32
     Section 2.10     Taxes.............................................  32
     Section 2.11     Release of Collateral.............................  33
     Section 2.12     Central Cash Management...........................  33
     Section 2.13     Security Agreement................................  42
     Section 2.14     Securitization....................................  45
     Section 2.15     Letter of Credit in Lieu of Deposits..............  46

ARTICLE III   CONDITIONS PRECEDENT......................................  47
     Section 3.1      Conditions Precedent to Effectiveness and
                      Disbursement of the Loan..........................  47
     Section 3.2      Acceptance of Borrowings..........................  52
     Section 3.3      Form of Loan Documents and Related Matters........  52

ARTICLE IV    REPRESENTATIONS AND WARRANTIES............................  52
     Section 4.1      Borrower Representations..........................  52
     Section 4.2      Survival of Representations.......................  62

ARTICLE V     COVENANTS.................................................  63
     Section 5.1      Financial Statements..............................  63
     Section 5.2      Litigation, Etc. .................................  65
     Section 5.3      Partnership Existence, Etc. ......................  65
     Section 5.4      Insurance.........................................  66
     Section 5.5      Prohibition of Fundamental Changes................  66
     Section 5.6      Limitation on Liens...............................  66
     Section 5.7      Other Indebtedness................................  67
     Section 5.8      Investments.......................................  68
     Section 5.9      Payments..........................................  68

     Section 5.10      Change In Business................................ 68
     Section 5.11      Transactions with Affiliates...................... 68
     Section 5.12      Use of Proceeds................................... 68
     Section 5.13      Modifications of Certain Documents................ 69
     Section 5.14      Subsidiaries...................................... 69
     Section 5.15      Property Management............................... 69
     Section 5.16      Environmental Matters............................. 70
     Section 5.17      Change in Business................................ 71
     Section 5.18      Perform Loan Documents............................ 71
     Section 5.19      ADA Compliance.................................... 71
     Section 5.20      Insurance Standards............................... 71

ARTICLE VI     DEFAULTS.................................................. 72
     Section 6.1       Event of Default.................................. 72
     Section 6.2       Remedies.......................................... 75
     Section 6.3       Remedies Cumulative............................... 75
     Section 6.4       Certain Waivers................................... 76

ARTICLE VII    MISCELLANEOUS............................................. 76
     Section 7.1       Survival.......................................... 76
     Section 7.2       Lender's Discretion............................... 77
     Section 7.3       Governing Law..................................... 77
     Section 7.4       Modification, Waiver in Writing................... 78
     Section 7.5       Delay Not a Waiver................................ 78
     Section 7.6       Notices........................................... 78
     Section 7.7       TRIAL BY JURY..................................... 79
     Section 7.8       Headings.......................................... 79
     Section 7.9       Assignment........................................ 79
     Section 7.10      Severability...................................... 79
     Section 7.11      Preferences....................................... 80
     Section 7.12      Waiver of Notice.................................. 80
     Section 7.13      Remedies of Borrower.............................. 80
     Section 7.14      Exculpation....................................... 80
     Section 7.15      Exhibits Incorporated............................. 81
     Section 7.16      Offsets, Counterclaims and Defenses............... 81
     Section 7.17      No Joint Venture or Partnership................... 82
     Section 7.18      Waiver of Marshalling of Assets Defense........... 82
     Section 7.19      Waiver of Counterclaim............................ 82
     Section 7.20      Conflict; Construction of Documents............... 82
     Section 7.21      Brokers and Financial Advisors.................... 82
     Section 7.22      Counterparts...................................... 83
     Section 7.23      Estoppel Certificates............................. 83
     Section 7.24      Payment of Expenses............................... 83
     Section 7.25      Bankruptcy Waiver................................. 83
     Section 7.26      Indemnification................................... 84
     Section 7.27      Entire Agreement.................................. 85

     Section 7.28      Cross Collateralization........................... 85
     Section 7.29      Confidentiality................................... 85
     Section 7.30      Defeasance........................................ 85

Exhibit A        Allocated Loan Amounts
Exhibit B        Assignment of Agreements (Form)
Exhibit C        Assignment of Leases and Rents (Form)
Exhibit D        Engineering Reports
Exhibit E        Environmental Reports
Exhibit F        Individual Properties
Exhibit G        Managers and Management Agreements
Exhibit H        Deed of Trust, Assignment of Rents, Security Agreement,
                 Financing Statement and Fixture Filing (Form)
Exhibit I        Promissory Note (Form)
Exhibit J        Tenant Letter (Form)
Exhibit K        Letter of Instruction (Form)
Exhibit L        Required Debt Service Payment Certificate (Form)
Exhibit M        Cash Collateral Account Agreement (Form)
Exhibit N        Security and Pledge Agreement (Form)
Exhibit 0        Financing Statements
Exhibit P        Opinion of Gibson, Dunn & Crutcher (Form)
Exhibit Q        Lien Search Reports
Exhibit R        Tenant Estoppel Certificate and Agreement (Form)
Exhibit S        Litigation
Exhibit T        Officer's Certificate (Form)
Exhibit U        Indemnity Agreement (Form)


Schedule 1       Capital Reserve Amounts
Schedule 2 Material Leases for which Tenant Estoppel Certificates and Non-Disturbance, Subordination and Attornment Agreements are Required
Schedule 3       Material Contracts

                            MORTGAGE LOAN AGREEMENT
                            -----------------------


          THIS MORTGAGE LOAN AGREEMENT (this "Agreement"), made as of
                                              ---------
May 24, 1996, is by and between NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, having an address at 2 World Financial Center, Building B, New York, New York 10281-1198 ("Lender"), and G&L MEDICAL PARTNERSHIP, L.P., a
                            ------
Delaware limited partnership ("Borrower"), having an address at 439 North
                               --------
Bedford Drive, Beverly Hills, California 90210.

                                    RECITALS

          WHEREAS, Borrower desires to obtain a loan (the "Loan") from Lender in
                                                           ----
the aggregate amount of up to $19,800,000 (the "Loan Amount");
                                                -----------

          WHEREAS, Lender is unwilling to make the Loan unless Borrower joins in the execution and delivery of this Agreement, the Note and the other Loan Documents (all of the foregoing capitalized terms as hereinafter defined) which shall establish the terms and conditions of the Loan;

          WHEREAS, Borrower and Lender contemplate that Lender's interest in and to the Loan may be assigned by Lender to Trustee for the benefit of Certificateholders in connection with the Securitization (all of the foregoing capitalized terms as hereinafter defined); and

          WHEREAS, Borrower has agreed to establish certain accounts and to grant to Lender a security interest therein upon the terms and conditions of the security agreement set forth in Section 2.13.
                                ------------

          NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

          Section 1.1  Definitions. For all purposes of this Agreement:
                       -----------

          (1) the capitalized terms defined in this Article I have the meanings
                                                    ---------
assigned to them in this Article I, and include the plural as well as the
                         ---------
singular;

          (2) all accounting terms have the meanings assigned to them in accordance with generally accepted accounting principles in effect on the date hereof;

          (3) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

          (4) the following terms have the following meanings:

          "Account Collateral" has the meaning provided in Section 2.13(a).
           ------------------                              ---------------

          "Accounts" means any of Borrower's rights to payment for goods sold or
           --------
leased or for services rendered arising from the operation of Borrower's Individual Properties and not evidenced by an Instrument, including, without limitation, all accounts and accounts receivable arising from the operation of such Individual Properties, now existing or hereafter coming into existence, and all Proceeds thereof. In addition to the foregoing, the term "Accounts" shall include the meaning such term has in the New York Uniform Commercial Code.

          "Accrued Interest" has the meaning specified in Section 2.5(c).
           ----------------                               --------------

          "Additional Interest" means, for the applicable period, the amount by
           -------------------
which interest calculated on the Principal Indebtedness at the Revised Interest Rate exceeds interest calculated on the Principal Indebtedness at the Base Interest Rate.

          "Affiliate" of any specified Person means any other Person controlling
           ---------
or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified
                              -------
Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.
 -----------       ----------

          "Agreement" means this Mortgage Loan Agreement, as the same may from
           ---------
time to time hereafter be modified, supplemented or amended.

          "Allocated Loan Amount" means the portion of the Loan Amount allocated
           ---------------------
to each Individual Property as set forth in Exhibit A attached hereto, as such
                                            ---------
amounts shall be adjusted from time to time as hereinafter set forth. Upon each adjustment in the amount of Principal Indebtedness due to a regular monthly payment of principal pursuant to Section 2.5(b), each Allocated Loan Amount
                                 --------------
shall be decreased by an amount equal to the product of (i) the amount of such principal payment and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the total of all Allocated Loan Amounts prior to the adjustment to the Principal Indebtedness resulting in the recalculation of the Allocated Loan Amount. When the Principal Indebtedness is reduced as a result of Lender's receipt of Net Proceeds or Loss Proceeds with respect to a Taking or casualty affecting 100% of an Individual Property, the Allocated Loan Amount for the Individual Property with respect to which the Net Proceeds or Loss Proceeds were received shall be reduced to zero (such Allocated Loan Amount being referred to as the "Withdrawn Allocated Amount"), and each other Allocated Loan Amount
        --------------------------
shall (i) if the Withdrawn Allocated Amount exceeds the Net Proceeds or Loss Proceeds (such excess being referred to as the "Proceeds Deficiency"), be
                                                -------------------
increased by an amount equal to the product of (1) the Proceeds Deficiency and
(2) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts other than the Withdrawn Allocated Amount or (ii) if the Net Proceeds or Loss Proceeds are greater than or equal to the Withdrawn Allocated Amount, remain unadjusted.

          "Assignment of Agreements" means, with respect to an Individual
           ------------------------
Property, a first priority Assignment of Contracts, in the form attached hereto as Exhibit B, dated as of the Closing Date, from Borrower, as assignor, to
   ---------
Lender, as assignee, assigning to Lender (to the extent set forth in the Assignment of Agreements) Borrower's interest in and to all contracts between Borrower and third parties in connection with the management and operation of the Individual Property, including, without limitation, the Management Agreement, any agreements with design professionals, all agreements, allocations and rights with all utility services affecting the Individual Property and all development agreements and Permits, as the same may hereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto, and "Assignments of Agreements" means all such instruments collectively.

          "Assignment of Leases" mean, with respect to an Individual Property,
           --------------------
a first priority Absolute Assignment of Leases and Rents, in the form attached hereto as Exhibit C, dated as of the Closing Date, from Borrower, as assignor,
          ---------
to Lender, as assignee, assigning to Lender Borrower's interest in and to the Leases and the Rents with respect to such Individual Property, as the same may hereafter from time to time be supplemented, amended, modified or extended by one or more agreements supplemental thereto, and "Assignments of Leases" means all such instruments collectively.

          "Available Cash" means for any period (and calculated either for an
           --------------
Individual Property or for the Individual Properties as a whole) the excess, if any, of Cash Income for such period over Cash Expenses for such period, adjusted as follows: (i) the Capital Reserve Amount shall be deducted (to the extent such amount has not been included in Cash Expenses); (ii) deduction shall be made for management fees equal to the lesser of (x) actual management fees paid pursuant to the Management Agreement and (y) 4% of Operating Income (to the extent such costs have not been included in Cash Expenses); (iii) the Basic Carrying Costs Monthly Installment shall be deducted (to the extent such amount has not been included in Cash Expenses); and (iv) amounts allocated to the Leasing Reserve Sub-Account for such period pursuant to Section 2.12(h)(i)(5) shall be deducted
                                        ---------------------
(to the extent not included in Cash Expenses). Additional adjustments shall be made if required by Lender to reflect reasonable provisions for market vacancies and similar factors which would materially impact historical cash flow.

          "Available Cash Payment" means, for any period, the payment described
           ----------------------
in clause (ii) of Section 2.5(c) that would be due and payable in accordance
                  --------------
with this Agreement during such period.

          "Bank" means LaSalle National Bank or any successor bank hereafter
           ----
selected by Lender in accordance with the terms hereof.

          "Base Interest Rate" means 9.475% per annum.
           ------------------

          "Basic Carrying Costs" means the following costs with respect to the
           --------------------
Mortgaged Property: (i) real property taxes and assessments applicable to the Individual Properties (excluding taxes which tenants are required by their Leases to pay directly to the taxing authority, unless Lender or its designee determines, in its reasonable discretion, that said tenants will be unable to make such payments on a timely basis) and (ii) insurance premiums for policies of insurance required to be maintained by Borrower pursuant to this Agreement or the other Loan Documents.

          "Basic Carrying Costs Monthly Installment" means Lender's good faith
           ----------------------------------------
estimate of 1/12th of the annual amount of Basic Carrying Costs. Should the Basic Carrying Costs for the current Fiscal Year or payment period not be ascertainable at the time a monthly deposit is required to be made, the Basic Carrying Costs Monthly Installment shall be Lender's good faith estimate based on 1/12th of the aggregate Basic Carrying Costs for the prior Fiscal Year or payment period with reasonable adjustments. As soon as the Basic Carrying Costs are fixed for the current Fiscal Year or period, the next ensuing Basic Carrying Costs Monthly Installment shall be adjusted to reflect any deficiency or surplus in prior Basic Carrying Costs Monthly Installments.

          "Basic Carrying Costs Sub-Account" means the Sub-Account of the Cash
           --------------------------------
Collateral Account established and maintained pursuant to Section 2.12 relating
                                                          ------------
to the payment of Basic Carrying Costs.

          "Borrower" has the meaning provided in the first paragraph of this
           --------
Agreement.

          "Budgeted Cash Expense" has the meaning provided in Section
           ---------------------                              -------
2.12(h)(ii).
- -----------

          "Business Day" means any day other than (i) a Saturday or a Sunday,
           ------------
and (ii) a day on which federally insured depository institutions in (x) New York, (y) a state in which Lender or its designee or Bank is located or (z) the state in which the Corporate Trust Office is located are authorized or obligated by law, governmental decree or executive order to be closed.

          "Capital Costs" means costs incurred by Borrower in connection with
           -------------
capital expenditures (excluding Leasing Costs) with respect to the Mortgaged Property.

          "Capital Reserve Amount" means $54,851 per annum, which is the sum of
           ----------------------
the amounts specified for each Individual Property on Schedule 1 attached
                                                      ----------
hereto.

          "Capital Reserve Monthly Installment" means an amount equal to 1/12th
           -----------------------------------
of the Capital Reserve Amount.

          "Capital Reserve Sub-Account" means the Sub-Account of the Cash
           ---------------------------
Collateral Account established and maintained pursuant to Section 2.12 relating
                                                          ------------
to the payment of Capital Costs.

          "Cash Budget" has the meaning provided in Section 2.12(h)(ii).
           -----------                              -------------------

          "Cash Collateral Account" has the meaning provided in Section 2.12(b).
           -----------------------                              ---------------

          "Cash Expenses" means, for any period, all expenditures by Borrower
           -------------
required to be expensed on a cash basis during such period in connection with the ownership, operation, maintenance, repair or leasing of the Individual Properties (or of an Individual Property), including, without limitation:

          (i) expenses in connection with the cleaning, repair and maintenance of the Individual Properties (or of an Individual Property);

          (ii) wages, benefits, payroll taxes, uniforms, insurance costs and all other related expenses for employees of Borrower or any Affiliate engaged in the repair, operation and maintenance of the Individual Properties (or of an Individual Property);

          (iii) any management fees and expenses incurred with respect to the Individual Properties (or of an Individual Property);

          (iv) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and overtime services;

          (v) the cost of cleaning supplies;

          (vi) Impositions (other than income taxes);

          (vii) business interruption, liability, casualty (including earthquake if in force) and fidelity insurance premiums (which, in the case of any policies covering more than one Individual Property, shall be allocated among the Individual Properties pro rata in proportion to the insured value of the Individual Properties covered by such policies);

          (viii) reasonable legal, accounting and other professional fees and expenses incurred in connection with the ownership and operation of the Individual Properties (or of an Individual Property) including, without limitation, collection costs and expenses;

          (ix) costs and expenses of security and security systems provided to and/or installed and maintained with respect to the Individual Properties (or an Individual Property);

          (x) trash removal and exterminating costs and expenses;

          (xi) advertising and marketing costs;

          (xii) costs of environmental audits and monitoring, environmental remediation work or any other expenses incurred with respect to compliance with Environmental Laws;

          (xiii) Leasing Costs incurred with respect to the Individual Properties; and

          (xiv) all other ongoing expenses which in accordance with cash basis accounting should be included in Borrower's financial statements as operating expenses of the Individual Properties (or of an Individual Property).

Notwithstanding the foregoing, Cash Expenses shall not include (w) any Capital Costs, (x) depreciation, amortization and other non-cash charges, (y) any extraordinary items not normally considered an operating expense in accordance with GAAP or (z) Debt Service, Available Cash Payments and other payments in connection with the Indebtedness.

          "Cash Income" means, for any period, all income of Borrower during
           -----------
such period from the Permitted Investments or the operation of the Individual Properties (or of an Individual Property), including, without limitation:

          (i) all amounts paid to Borrower by any Person as Rent relating to the Individual Properties (or an Individual Property);

          (ii) business interruption Insurance Proceeds or Condemnation Proceeds with respect to a temporary Taking paid to Borrower with respect to an Individual Property; and

          (iii) all other amounts which in accordance with cash basis accounting should be included in Borrower's annual financial statements as operating income of the Individual Properties (or of an Individual Property).

Notwithstanding the foregoing, Cash Income shall not include (v) any Condemnation Proceeds or Insurance Proceeds (other than business interruption Insurance Proceeds or Condemnation Proceeds with respect to a temporary Taking and, in either such case, only to the extent allocable to such period or other applicable reporting period), or (w) security deposits received from tenants except for forfeited security deposits not exceeding the amount then allocated to and held in the Security Deposit Sub-Account.

          "CC Account Agreement" has the meaning provided in Section 2.13(b).
           --------------------                              ---------------

          "Certificate" has the meaning set forth in the Pooling and Servicing
           -----------
Agreement.

          "Certificateholder" means the Person in whose name a Certificate is
           -----------------
registered pursuant to the Pooling and Servicing Agreement.

          "Cigna Healthcare" means CIGNA HealthCare of California, Inc., a
           ----------------
corporation.

          "Cigna Lease" means the Lease, dated June 8, 1991, between Borrower,
           -----------
as lessor, and Cigna Healthcare, as lessee, of the Individual Property known as the Cigna Healthcare Building in Irwindale, California, as such Lease heretofore has been or is hereafter modified, amended or supplemented from time to time.

          "Cigna Lease Termination Fees" means Lease Termination Fees relating
           ----------------------------
to the termination of the Cigna Lease.

          "Cigna Replacement Lease" means a renewal, extension or replacement of
           -----------------------
the Cigna Lease between Borrower and Cigna Healthcare or another unaffiliated third party on terms (including, without limitation, any guarantee(s) thereof) satisfactory to Lender in its sole discretion and to become effective after the stated expiration date or earlier termination of the Cigna Lease.

          "Cigna Replacement Lease Leasing Costs" means Leasing Costs relating
           -------------------------------------
to an executed Cigna Replacement Lease.

          "Cigna Replacement Lease Reserve Amount" means, with respect to any
           --------------------------------------
Current Month, the sum of (a) the aggregate amount of the Cigna Lease Termination Fees received by Borrower during such Current Month and all prior months, and (b) the aggregate amount of the Cigna Replacement Lease Reserve Monthly Installment for such Current Month and all prior months.

          "Cigna Replacement Lease Reserve Funding Termination Date" means the
           --------------------------------------------------------
earlier to occur of (a) November 1, 2004 and (b) the first day of the month immediately following the month during which (i) all tenant improvements required under the terms of the Cigna Replacement Lease are satisfactorily completed and (ii) all Cigna Replacement Lease Leasing Costs are paid in full, each as demonstrated by Borrower with copies of paid invoices, lien releases and such other documentation as may be reasonably required by Lender or its designee.

          "Cigna Replacement Lease Reserve Monthly Installment" means (a) with
           ---------------------------------------------------
respect to any Current Month prior to November 1998, $0, (b) with respect to any Current Month after October 1998 but prior to the Cigna Replacement Lease Reserve Funding Termination Date, $6,500, and (c) with respect to the Current Month commencing on the Cigna Replacement Lease Reserve Funding Termination Date and all subsequent Current Months, $0.

          "Cigna Replacement Lease Reserve Sub-Account" means the Sub-Account of
           -------------------------------------------
the Cash Collateral Account established and maintained pursuant to Section 2.12
                                                                   ------------
relating to the payment of Cigna Replacement Lease Leasing Costs.

          "Closing Date" means May 24, 1996.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended, and as it
           ----
may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "Collateral" means, collectively, the Land, Improvements, Equipment,
           ----------
Rents, Accounts, General Intangibles, Instruments, Inventory, Money, Permits (to the full extent assignable) and all Proceeds, all whether now owned or hereafter acquired, and all other property which is or hereafter may become subject to a Lien in favor of Lender as security for the Loan.

          "Collateral Security Instrument" means any right, document or
           ------------------------------
instrument, other than a Mortgage, given as security for the Loan (including, without limitation, the Assignments of Leases and the Assignments of Agreements), as same may be supplemented, amended, extended or modified from time to time.

          "Collection Account" has the meaning provided in Section 2.12(a).
           ------------------                              ---------------

          "Collection Account Bank" means Tokai Bank of California and any
           -----------------------
successor bank hereafter selected by Borrower and approved by Lender in accordance with the terms hereof.

          "Condemnation Proceeds" has the meaning provided in Section 2.12(i).
           ---------------------                              ---------------

          "Control" or "control" has the meaning provided in the definition of
           -------      -------
"Affiliate."

          "Corporate Trust Office" means the principal office of the Trustee at
           ----------------------
which at any particular time its corporate trust business shall be principally administered.

          "Current Month" has the meaning provided in Section 2.12(h).
           -------------                              ---------------

          "Custodial Account" has the meaning provided in Section 2.12(g)(i).
           -----------------                              ------------------

          "Day" or "day" means any calendar day (unless otherwise specified).
           ---      ---

          "Debt Service" means, for any period, the Monthly Installment Amount
           ------------
and any other principal and/or interest payments (other than any Available Cash Payment) that would be due and payable in accordance with this Agreement, the Note and the other Loan Documents during such period.

          "Debt Service Coverage Ratio" means for any period (and calculated
           ---------------------------
either for an Individual Property or for the Individual Properties as a whole) the quotient obtained by dividing Net Cash Flow for the specified period by the Imputed Debt Service for such period. All calculations of Debt Service Coverage Ratios shall be made by Borrower, subject to verification by Lender and an accounting firm acceptable to Lender (any "Big Six" accounting firm being deemed acceptable to Lender).

          "Debt Service Payment Sub-Account" means the Sub-Account of the Cash
           --------------------------------
Collateral Account established and maintained pursuant to Section 2.12 relating
                                                          ------------
to the payment of Debt Service and Available Cash Payments.

          "Deed of Trust Trustee" means each of the trustees, if any, under the
           ---------------------
Mortgages.

          "Default" means the occurrence of any event which, but for the giving
           -------
of notice or the passage of time, or both, would be an Event of Default.

          "Default Collateral" has the meaning provided in Section 7.14.
           ------------------                              ------------

          "Default Rate" means the per annum interest rate equal to the lesser
           ------------
of (i) the Maximum Amount or (ii) (A) the sum of 5% plus the Base Interest Rate prior to the Rate Adjustment Date or (B) the sum of 5% plus the Revised Interest Rate on or after the Rate Adjustment Date.

          "Defaulting Tenant" means, as at any date of determination, any tenant
           -----------------
that (i) has filed a bankruptcy petition or has had a bankruptcy petition filed against it unless such tenant has accepted its Lease, or (ii) is in default for two or more monthly payments of base rent required to be paid by it under its Lease.

          "Defeasance Date" has the meaning provided in Section 7.30.
           ---------------                              ------------

          "Defeasance Deposit" means an amount equal to the total cost incurred
           ------------------
or to be incurred in the purchase by Borrower of U.S. Treasuries necessary to meet the Scheduled Defeasance Payments.

          "Defeasance Prohibition Termination Date" means the earlier to occur
           ---------------------------------------
of (i) the day which is the second anniversary of the Securitization Closing Date and (ii) the day which is the third anniversary of the Closing Date.

          "Eligible Account" means (a) an account maintained with a federal or
           ----------------
state chartered depository institution or trust company whose (i) commercial paper, short term-debt obligations or other short-term deposits are rated at least A-1 or the equivalent by each Rating Agency (or, if not rated by Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P., otherwise acceptable to such Rating Agency as confirmed in writing), if the deposits in such account are to be held in such account for thirty (30) days or less, or (ii) long-term unsecured debt obligations are rated at least AA- or the equivalent by each Rating Agency (or, if not rated by Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P., otherwise acceptable to such Rating Agency as confirmed in writing), if the deposits in such account are to be held in such account for more than thirty (30) days, or (b) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which institution or trust company is subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. (S) 9.10(b).

          "Engineer" means (i) an engineer who prepared an Engineering Report
           --------
described on Exhibit D attached hereto or (ii) any reputable Independent
             ---------
engineer licensed as such in the applicable state.

          "Engineering Reports" means the property condition reports with
           -------------------
respect to each Individual Property delivered to Lender in connection with the Loan, as described on Exhibit D attached hereto, and any amendments or
                      ---------
supplements thereto delivered to Lender.

          "Environmental Claim" means any written request for information by a
           -------------------
Governmental Authority, or any written notice, notification, claim, administrative, regulatory or judicial action, suit, judgment, demand or other written communication by any Person or Governmental Authority alleging or asserting liability with respect to Borrower or any Individual Property, whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory response, remedial or cleanup costs, damages to natural resources, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, Use or Release into the environment of any Hazardous Substance originating at or from, or otherwise affecting, an Individual Property, (ii) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law by Borrower or otherwise affecting an Individual Property or (iii) any alleged injury or threat of injury to health, safety or the environment by Borrower or otherwise affecting an Individual Property.

          "Environmental Condition" shall mean any condition with respect to the
           -----------------------
Environment, whether or not yet discovered, at, on or under the Individual Properties, which could or does result in any Environmental Damages.

          "Environmental Damages" shall mean all claims, judgments, damages
           ---------------------
(including punitive damages), losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses of investigation and defense of any Environmental Claim which are incurred by Lender or Borrower in respect of the Individual Properties as a result of (i) the existence of Hazardous Materials at, on, under or off the Individual Properties, or (ii) the violation or threatened violation of any Environmental Law by Borrower or any of its Tenants.

          "Environmental Laws" means any and all applicable federal, state,
           ------------------
local and foreign laws, rules or regulations, any judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as in effect as of the date hereof and as amended from time to time or as hereafter enacted or adopted, relating to the protection of human health or the environment, or the Release or threatened Release of Hazardous Substances into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata or otherwise relating to the Use of Hazardous Substances.

          "Environmental Reports" means the environmental audit reports with
           ---------------------
respect to each Individual Property delivered to Lender in connection with the Loan, as described on Exhibit E attached hereto, and any amendments or
                      ---------
supplements thereto delivered to Lender.

          "Equipment" means, with respect to Borrower, all fixtures, appliances,
           ---------
machinery, furniture, furnishings, decorations, tools and supplies now owned or hereafter acquired, including, but not limited to, any building equipment, including, but not limited to, all heating, lighting, incinerating, waste removal and power equipment, engines, pipes, tanks, motors, conduits, switchboards, security and alarm systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigeration, ventilating and communications apparatus, air cooling and air conditioning apparatus, escalators, elevators, ducts and compressors, materials and supplies, and all other machinery, apparatus, equipment, fixtures and fittings now owned or hereafter acquired by Borrower, any portion thereof or any appurtenances thereto, together with all additions, replacements, parts, fittings, accessions, attachments, accessories, modifications and alterations of any of the foregoing, to the extent relating to Borrower's Individual Property, provided, however, that, with respect to any items which are leased and not
- --------  -------
owned by Borrower, the Equipment shall include the leasehold interest only of Borrower, together with any options to purchase any of said items and any additional or greater rights with respect to such items which Borrower may hereafter acquire.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" means any corporation or trade or business that is a
           ---------------
member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Borrower is a member.

          "Event of Default" has the meaning set forth in Section 6.1.
           ----------------                               -----------

          "Exchange Act" means the Securities and Exchange Act of 1934, as
           ------------
amended.

          "Finder" has the meaning provided in Section 7.21.
           ------                              ------------

          "Fiscal Year" means the 12-month period ending on December 31 of each
           -----------
year or such other fiscal year of Borrower as Borrower may select from time to time with the prior consent of Lender (which consent shall not be unreasonably withheld).

          "Fund" has the meaning provided in the definition of "Permitted
           ----
Investments."

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as of the date of the applicable financial report.

          "General Intangibles" means all intangible personal property of
           -------------------
Borrower arising out of or directly relating to Borrower's Individual Properties (other than Accounts, Rents, Instruments, Inventory, Money and Permits), including, without limitation, things in action, settlements, judgments, contract rights, rights to performance (including, without limitation, rights under warranties), refunds of real estate taxes and assessments and other rights to payment of Money, copyrights, trademarks and patents now existing or hereafter in existence. In addition to the foregoing, the term "General Intangibles" shall include the meaning such term has in the New York Uniform Commercial Code.

          "General Partner" means G&L Medical Inc. a Delaware corporation.
           ---------------

          "Governmental Authority" means any national or federal government, any
           ----------------------
state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee" shall mean a guarantee, an endorsement, a contingent
           ---------
agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock of any corporation, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank to open a letter of credit for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a
                                        ---------       ----------
verb shall have a correlative meaning.

          "Hazardous Substance" means, collectively, (i) any petroleum or
           -------------------
petroleum products or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), lead in
                                                                ----
drinking water, and lead-based paint, the presence, generation, use, transportation, storage or disposal of which (x) is regulated or could lead to liability under any Environmental Law or (y) is subject to notice or reporting requirements under any Environmental Law, (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law and (iii) any other chemical or any other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

          "Impositions" means all taxes (including, without limitation, all ad
           -----------
valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege, license or similar taxes), assessments (including, without limitation, to the extent not discharged prior to the date hereof, all assessments for public improvements or benefits, whether or not commenced or completed within the term of the Mortgage), ground rents, water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of an Individual Property, including any Rents and Accounts (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (i) Borrower (including, without limitation, all income, franchise, single business or other taxes imposed on Borrower for the privilege of doing business in the jurisdiction in which such Individual Property, or any other collateral delivered or pledged to Lender in connection with the Loan, is located) or Lender, (ii) an Individual Property, or any other collateral delivered or pledged to Lender in connection with the Loan, or any part thereof or any Rents therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with such Individual Property or the leasing or use of such Individual Property or any part thereof, or the acquisition or financing of the acquisition of such Individual Property by Borrower. Nothing contained in this Agreement shall be construed to require Borrower to pay any tax, assessment, levy or charge imposed on Lender or its designee or any Certificateholder in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

          "Improvements" means, with respect to each Individual Property, all
           ------------
buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, including, but not limited to, any and all hotels, shopping centers, office buildings, power plants, apartment buildings, houses, garages, carports, warehouses, utility sheds, workrooms, swimming pools, tennis courts, sidewalks, parking areas, drives, retaining walls, fences, gates, grating, terracing and other improvements and appurtenances thereto, and any and all additions, alterations and betterments now or hereafter situated, placed or constructed upon the Land or any part thereof, and to the extent of Borrower's interest therein, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Land or said buildings, structures or improvements.

          "Imputed Debt Service" means for any period (and calculated either for
           --------------------
an Individual Property based on its Allocated Loan Amount or for the Individual Properties as a whole based on the Principal Indebtedness then outstanding) the aggregate amount of principal and interest payments (excluding for purposes of such calculations for the Individual Properties, as a whole, any Scheduled Defeasance Payments) that would be due and payable during the applicable period calculated using a debt constant of 10.464% per annum for the Principal Indebtedness.

          "Indebtedness" means the Principal Indebtedness, together with all
           ------------
accrued and unpaid interest thereon and all other obligations and liabilities due or to become due to Lender pursuant hereto, under the Note or in accordance with any of the other Loan Documents, and all other amounts, sums and expenses paid by or payable to Lender hereunder or pursuant to the Note or any of the other Loan Documents.

          "Indemnified Parties" has the meaning provided in Section 7.26.
           -------------------                              ------------

          "Indemnity Agreement" shall mean the Indemnity Agreement in the form
           -------------------
of Exhibit U, dated as of the Closing Date, among Borrower, REIT, Limited
   ---------
Partner and Lender, as modified and supplemented and in effect from time to time.

          "Independent" means, when used with respect to any Person, a Person
           -----------
who (i) does not have any direct financial interest or any material indirect financial interest in such Person or in any Affiliate of such Person, and (ii) is not connected with such Person or any Affiliate of such Person as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Director" has the meaning provided in Section
           --------------------                              -------
4.1(O)(xvi).
- -----------

          "Individual Property" means the Land, the Improvements and the
           -------------------
Equipment encumbered by a Mortgage. All of the "Individual Properties" collectively comprise the Mortgaged Property. The Individual Properties are described on Exhibit F attached hereto.
             ---------

          "Instruments" means all instruments, chattel paper, documents or other
           -----------
writing obtained by Borrower from or in connection with the operation of Borrower's Individual Properties evidencing a right to the payment of Money, including, without limitation, all notes, drafts, acceptances, documents of title, and policies and certificates of insurance, including, but not limited to, liability, hazard, rental and credit insurance, guarantees and securities, now or hereafter received by Borrower or in which Borrower has or acquires an interest pertaining to the foregoing. In addition to the foregoing, "Instruments" shall include the meaning such term has in the New York Uniform Commercial Code.

          "Insurance Proceeds" has the meaning provided in Section 2.12(i).
           ------------------                              ---------------

          "Insurance Requirements" means all material terms of any insurance
           ----------------------
policy required pursuant to this Agreement, a Mortgage and all material regulations and then current standards applicable to or affecting the applicable Individual Property or any part thereof or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over such Individual Property, or such other body exercising similar functions.

          "Interest Accrual Period" means, with respect to a Payment Date, the
           -----------------------
period commencing on and including the 11th day of the month preceding the month in which such Payment Date occurs (or, in the case of the first Payment Date, the Closing Date) and ending on and including the 10th day of the month in which such Payment Date occurs; provided, however, that no Interest Accrual Period
                          --------  -------
shall extend beyond the Maturity Date.

          "Interim Servicing Agreement" means an Interim Servicing Agreement
           ---------------------------
entered into by and between Lender and any Person designated by Lender with respect to the servicing of the Loan, as the same may be modified, amended or supplemented from time to time.

          "Inventory" means all goods now owned or hereafter acquired by
           ---------
Borrower intended for sale or lease, or to be furnished under contracts of service by Borrower in connection with its Individual Property, including, without limitation, all inventories of food, beverages and other comestibles held by Borrower for sale or use at or from Borrower's Individual Properties, and all other such goods, wares, merchandise and materials and supplies of every nature held by Borrower for sale to or for consumption by tenants or guests of

Borrower's Individual Properties and others, and all such other goods returned to or repossessed by Borrower. In addition to the foregoing, the term "Inventory" shall include the meaning such term has in the New York Uniform Commercial Code.

          "Investment" in any Person shall mean: (a) the acquisition (whether
           ----------
for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of such Person; and (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies purchased in the ordinary course of business) or Guarantee of, or other contingent obligation with respect to, Other Indebtedness or other liability (including the Indebtedness) of such Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

          "Land" has the meaning provided in the Mortgages.
           ----

          "Late Payment Premiums" has the meaning provided in Section 2.5(d).
           ---------------------                              --------------

          "Lease Termination Fees" means any Rents constituting termination
           ----------------------
fees, rejection damages or buy-out fees (or any award by any court in satisfaction or lieu thereof) received by Borrower on or after the Closing Date in connection with the termination of any Lease, whether prior to, on or after the stated expiration thereof.

          "Leases" means all leases and other agreements or arrangements
           ------
affecting the use or occupancy of all or any portion of Borrower's Individual Properties now in effect or hereafter entered into (including, without limitation, lettings, subleases, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of Borrower's Individual Properties), together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same, and all additional remainders, reversions and other rights and estates appurtenant thereto.

          "Leasing Costs" means, with respect to the Mortgaged Property, costs
           -------------
incurred by Borrower in connection with tenant improvements and lease commissions paid to third parties with respect to executed Leases with unaffiliated parties.

          "Leasing Reserve Amount" means, with respect to any Current Month, the
           ----------------------
sum of (a) $525,000 and (b) the aggregate amount, determined with respect to each Terminated Lease (other than the Cigna Lease, if such Lease becomes a Terminated Lease), equal to the excess, if any, of (i) the aggregate amount of the Lease Termination Fees received by Borrower with respect to such Terminated Lease during such Current Month and all prior months, over (ii) the aggregate amount of the funds transferred to Borrower during such Current Month and all prior months from the Leasing Reserve Sub-Account pursuant to Section
                                                              -------
2.12(g)(iv) for payment of Leasing Costs relating to a renewal, extension or
- -----------
replacement of such Terminated Lease.

          "Leasing Reserve Sub-Account" means the Sub-Account of the Cash
           ---------------------------
Collateral Account established and maintained pursuant to Section 2.12 relating
                                                          ------------
to the payment of Leasing Costs.

          "Legal Requirements" means all governmental statutes, laws, rules,
           ------------------
orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting either an applicable Individual Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, enacted and in force as of the relevant date, and all Permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting such Individual Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

          "Lender" has the meaning provided in the first paragraph of this
           ------
Agreement.

          "Letter of Credit" has the meaning provided in Section 2.15.
           ----------------                              ------------

          "Letter of Instruction" has the meaning provided in Section 2.12(b).
           ---------------------                              ---------------

          "Lien" means any mortgage, deed of trust, lien (statutory or other),
           ----
pledge, hypothecation, assignment, preference, priority, security interest or any other encumbrance or charge on or affecting an Individual Property or any portion thereof or Borrower, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any other jurisdiction, domestic or foreign, and mechanic's, materialmen's and other similar liens and encumbrances.

          "Limited Partner" shall mean G&L Realty Partnership, L.P., a Delaware
           ---------------
limited partnership.

          "Loan" has the meaning provided in the Recitals hereto.
           ----

          "Loan Amount" has the meaning provided in the Recitals hereto.
           -----------

          "Loan Documents" means this Agreement, the Note, the Mortgages, the
           --------------
Assignments of Leases, the Assignments of Agreements and all other agreements, instruments, certificates and documents delivered by or on behalf of Borrower or any Affiliate to evidence or secure the Loan or otherwise in satisfaction of the requirements of this Agreement, the Mortgages or the other documents listed above.

          "Loss Proceeds" has the meaning provided in Section 2.12(i).
           -------------                              ---------------

          "Losses" has the meaning provided in Section 7.26.
           ------                              ------------

          "MAI" shall mean a Member of the Appraisal Institute.
           ---

          "Management Agreement" means the Property Management Agreement in the
           --------------------
form of Exhibit G, dated as of May 6, 1996, between Limited Partner and
        ---------
Borrower, as modified, amended and supplemented and in effect from time to time.

          "Manager" means, with respect to an Individual Property, the manager
           -------
of such Individual Property identified on Exhibit G, or any permitted successor
                                          ---------
or assignee, as manager of an Individual Property or all of the Individual Properties, as the case may be.

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
business or the financial position or results of operation of Borrower, (ii) the ability of Borrower to perform, or of Lender to enforce, any of the Loan Documents or (iii) the value of (x) the Collateral taken as a whole or (y) any Individual Property.

          "Material Lease" means a Lease covering 3,000 square feet or more of
           --------------
gross leasable area in any Individual Property.

          "Maturity Date" means August 11, 2021 or such earlier date resulting
           -------------
from acceleration.

          "Maximum Amount" means the maximum rate of interest designated by
           --------------
applicable Legal Requirements.

          "Money" means all moneys, cash, rights to deposit or savings accounts,
           -----
credit card receipts or other items of legal tender obtained from or for use in connection with the operation of Borrower's Individual Properties.

          "Month" or "month" means any calendar month (unless otherwise
           -----      -----
specified).

          "Monthly Installment Amount" has the meaning specified in Section
           --------------------------                               -------
2.5(b), as adjusted pursuant to the last sentence thereof.
- ------

          "Monthly Statement" has the meaning provided in Section 2.12(h)(ii).
           -----------------                              -------------------

          "Mortgage" means, with respect to an Individual Property, a first
           --------
priority Deed of Trust, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing, in the form attached hereto as Exhibit H, dated as
                                                             ---------
of the Closing Date, granted by Borrower to Deed of Trust Trustee for the benefit of Lender with respect to such Individual Property, as same may hereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto, but shall exclude any such instrument released by Lender pursuant to Section 2.11, and "Mortgages" means
                                          ------------
all such instruments collectively.

          "Mortgaged Property" means all the Individual Properties encumbered
           ------------------
by the Mortgages then outstanding.

          "Multiemployer Plan" means a multiemployer plan defined as such in
           ------------------
Section 3(37) of ERISA to which contributions have been made by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "NACC" has the meaning specified in Section 7.30(d).
           ----                               ---------------

          "Net Cash Flow" means for any trailing 12 month period (and calculated
           -------------
either for an Individual Property or for the Individual Properties as a whole) the excess, if any, of Operating Income for such period over Operating Expenses for such period, adjusted as follows: (i) income derived from signed, non-cancelable Leases in place as of the date of the calculation shall be included;
(ii) deduction shall be made for (x) income derived from Leases in effect during some or all of the covered period but terminated as of the date of the calculation and (y) income derived from a Defaulting Tenant for the period for which such calculation is being made; (iii) the Capital Reserve Amount shall be deducted (to the extent such amount has not been included in Operating Expenses); (iv) deduction shall be made for management fees equal to the greater of (x) actual management fees paid pursuant to the Management Agreement and (y) 4% of Operating Income (to the extent such costs have not been included in Operating Expenses); (v) amounts allocated to the Leasing Reserve Sub-Account for such period pursuant to Section 2.12(h)(i)(5) shall be deducted (to the
                            ---------------------
extent not included in Operating Expenses); and (vi) amounts allocated to the Cigna Replacement Lease Reserve Sub-Account for such period pursuant to Section
                                                                        -------
2.12(h)(i)(6) shall be deducted (to the extent not included in Operating
- -------------
Expenses). Additional adjustments shall be made if required by Lender to reflect reasonable provisions for market vacancies and similar factors which would materially impact historical cash flow.

          "Net Proceeds" means (i) either (x) the purchase price (at foreclosure
           ------------
or otherwise) actually received by Lender from a third party purchaser with respect to one or more Individual Properties as a result of the exercise by Lender of its rights, powers, privileges and other remedies after the occurrence of an Event of Default or (y) in the event that Lender is the purchaser at foreclosure of one or more of such Individual Properties, the fair market value of such Individual Properties, as determined by Lender in good faith, or, at Borrower's request and expense, an MAI appraiser, in either case less (ii) all reasonable costs and expenses, including, without limitation, all Deed of Trust Trustee's and attorneys' fees and disbursements and any closing costs, brokerage fees, sheriff's or marshall's commissions or the like, if applicable, incurred by Lender in connection with the exercise of such remedies; provided, however,
                                                            --------  -------
that such costs and expenses shall not be deducted to the extent such amounts previously have been added to the Indebtedness in accordance with the terms of the Mortgages or applicable law.

          "New Note" has the meaning provided in Section 7.30(d).
           --------                              ---------------

          "Note" means and refers to the promissory note, in the form attached
           ----
hereto as Exhibit I, dated the Closing Date, made by Borrower to Lender pursuant
          ---------
to this Agreement, as such note may be modified, amended, supplemented, extended or consolidated, and any note(s) issued in exchange therefor or in replacement thereof.

          "Officer's Certificate" means a certificate delivered to Lender by
           ---------------------
Borrower which is signed by an authorized officer of the General Partner of Borrower.

          "Operating Expenses" means, for any period, all expenditures by
           ------------------
Borrower required to be expensed under GAAP during such period in connection with the ownership, operation, maintenance, repair or leasing of the Individual Properties (or of an Individual Property), including, without limitation:

          (i) expenses in connection with the cleaning, repair and maintenance of the Individual Properties (or of an Individual Property);

          (ii) wages, benefits, payroll taxes, uniforms, insurance costs and all other related expenses for employees of Borrower or any Affiliate engaged in the repair, operation and maintenance of the Individual Properties (or of an Individual Property);

          (iii) any management fees and expenses incurred with respect to the Individual Properties (or of an Individual Property);

          (iv) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and overtime services;

          (v) the cost of cleaning supplies;

          (vi) Impositions (other than income taxes);

          (vii) business interruption, liability, casualty and fidelity insurance premiums (which, in the case of any policies covering more than one Individual Property, shall be allocated among the Individual Properties pro rata in proportion to the insured value of the Individual Properties covered by such policies);

          (viii) legal, accounting and other professional fees and expenses incurred in connection with the ownership and operation of the Individual Properties (or of an Individual Property) including, without limitation, collection costs and expenses;

          (ix) costs and expenses of security and security systems provided to and/or installed and maintained with respect to the Individual Properties (or an Individual Property);

          (x) trash removal and exterminating costs and expenses;

          (xi) advertising and marketing costs;

          (xii) costs of environmental audits and monitoring, environmental remediation work or any other expenses incurred with respect to compliance with Environmental Laws; and

                                      -19

          (xiii) all other ongoing expenses which in accordance with GAAP should be included in Borrower's annual financial statements as operating expenses of the Individual Properties (or of an Individual Property).

Notwithstanding the foregoing, Operating Expenses shall not include (w) any Capital Costs or Leasing Costs, (x) depreciation, amortization and other non-cash charges, (y) any extraordinary items not normally considered an operating expense in accordance with GAAP or (z) Debt Service, Available Cash Payments and other payments in connection with the Indebtedness. Operating Expenses shall be calculated on the accrual basis of accounting and in accordance with GAAP.

          "Operating Income" means, for any period, all regular ongoing income
           ----------------
of Borrower during such period from the Permitted Investments or the operation of the Individual Properties (or of an Individual Property), including, without limitation:

          (i) all amounts payable to Borrower by any Person as Rent relating to the Individual Properties (or an Individual Property);

          (ii) business interruption proceeds; and

          (iii) all other amounts which in accordance with GAAP are included in Borrower's annual financial statements as operating income of the Individual Properties (or of an Individual Property).

Notwithstanding the foregoing, Operating Income shall not include (v) any condemnation or insurance proceeds (other than business interruption proceeds or condemnation proceeds with respect to a temporary taking and, in either such case, only to the extent allocable to such period or other applicable reporting period), (w) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of all or any portion of one or more Individual Properties, (x) any Rent attributable to a Lease prior to the date on which the actual payment of Rent is required to be made thereunder or any Lease termination payment, (y) any item of income otherwise includable in Operating Income but paid directly to a Person other than Borrower or (z) security deposits received from tenants until forfeited. Operating Income shall be calculated on the accrual basis of accounting and in accordance with GAAP.

          "Other Indebtedness" means, with respect to any Person, (i) all
           ------------------
indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of such Person, and, without duplication, all unreimbursed amounts drawn thereunder, and (iv) all indebtedness of such Person secured by a Lien on any property owned by such Person whether or not such indebtedness has been assumed, excluding however, in
                                                          ---------
each case, the Indebtedness.

          "Parent Entities" has the meaning provided it in Section 4.1(A).
           ---------------                                 --------------

          "Partnership Agreement" shall mean that certain Agreement of Limited
           ---------------------
of G&L Medical Partnership, L.P., dated as of May 7, 1996, between General Partner and Limited Partner, as modified, amended and supplemented from time to time.

          "Payment Date" means, for each month, the eleventh day of such month
           ------------
or if, in any such case, such day is not a Business Day, the first Business Day following such day. The first Payment Date shall be June 11, 1996.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
under ERISA, or any successor thereto.

          "Permits" means, with respect to an Individual Property, all licenses,
           -------
permits, allocations, authorizations, approvals and certificates used in connection with the ownership, operation, use or occupancy of such Individual Property, including, without limitation, building permits, business licenses, state health department licenses (including all permits and licenses relating to surgical operations), food service licenses, liquor licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of such Individual Property (including without limitation any permits, licenses and rights necessary for the storage and use of any Hazardous Substance in connection with the operation, use or occupancy of such Individual Property by the tenants thereof).

          "Permitted Encumbrances" has the meaning provided it in Section 5.6.
           ----------------------                                 -----------

          "Permitted Investments" means any one or more of the following
           ---------------------
obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the date upon which the funds in the Cash Collateral Account are required to be drawn, and having at all times the required ratings, if any, provided for in this definition, unless each Rating Agency shall have confirmed in writing to Lender that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates:

          (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Group, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (ii) Federal Housing Administration debentures;

          (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Group, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P., otherwise acceptable to such Rating Agency as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Group, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by any Rating Agency other than Standard & Poor's Rating Group, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Group, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (vi) debt obligations with maturities of not more than 365 days and rated by each Rating Agency (or, if not rated by any Rating Agency other than Standard & Poor's Rating Group, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Group, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that is rated by each Rating Agency (or, if not rated by any Rating Agency other than Standard & Poor's Rating Group, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Group, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (viii) the Federated Prime Obligation Money Market Fund (the "Fund")
                                                                        ----
so long as the Fund is rated "AAA" by each Rating Agency (or, if not rated by any Rating Agency other than Standard & Poor's Rating Group, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates);

          (ix) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, provided that each Rating Agency has confirmed in writing to Lender, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates; and

          (x) such other obligations as are acceptable as Permitted Investments to each Rating Agency, as confirmed in writing to Lender, that such obligations would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates;

provided, however, (i) that, in the judgment of Lender, such obligation or
- --------  -------
security continues to qualify as a "cash flow investment" pursuant to Code
Section 860G(a)(6) earning a passive return in the nature of interest and (ii) that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or
(B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "Plan" means an employee benefit or other plan established or
           ----
maintained by Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

          "Pooling and Servicing Agreement" means the Pooling and Servicing
           -------------------------------
Agreement entered into by and among Lender, as depositor, any Person designated by Lender to service the Loan, as servicer, and Trustee, as trustee, on the Securitization Closing Date.

          "Prepayment Date" means August 11, 2006.
           ---------------

          "Principal Indebtedness" means the Loan Amount, initially, as adjusted
           ----------------------
by each increase or decrease in the principal amount of the Loan outstanding, whether as a result of prepayment or otherwise.

          "Principal Office" means the principal office of Lender, located at 2
           ----------------
World Financial Center, New York, New York 10281 or any other office designated as such in writing by Lender.

          "Proceeds" means all proceeds, Rents, profits, products, Accounts,
           --------
chattel paper, deposit accounts, Instruments, Equipment, Inventory, consumer goods, farm products, documents, General Intangibles and other proceeds whether cash or non-cash, movable or immovable, tangible or intangible (including Insurance Proceeds and Condemnation Proceeds) from the Collateral, including, without limitation, those from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Collateral and all income, gain, credit, distributions and similar items from or with respect to the Collateral. In addition to the foregoing, "Proceeds" shall also include the meaning as such term has in the New York Uniform Commercial Code.

          "Proceeds Deficiency" has the meaning provided in the definition of
           -------------------
"Allocated Loan Amount".

          "Rate Adjustment Date" means August 11, 2006.
           --------------------

          "Rating Agencies" means at least two of Fitch Investors Service, L.P.,
           ---------------
Duff & Phelps Credit Rating Co. and Standard & Poor's Rating Group or any successor thereto, and any other nationally recognized financial rating agency which may hereafter be engaged by Lender, or its designees, to rate the Certificates.

          "REIT" means G&L Realty Corp., a Maryland corporation.
           ----

          "Recourse Distributions" has the meaning provided in Section 7.14.
           ----------------------                              ------------

          "Release" means any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

          "Release Price" has the meaning provided in Section 2.7(a).
           -------------                              --------------

          "REMIC" means a "real estate mortgage investment conduit" for federal
           -----
income tax purposes.

          "REMIC Trust" means a trust fund created pursuant to the Pooling and
           -----------
Servicing Agreement or that portion thereof for which a REMIC election is made under the Code.

          "Rents" means, with respect to each Individual Property, all rents
           -----
(whether denoted as base rent, advance rent, minimum rent, percentage rent, additional rent or otherwise), issues, income, royalties, profits, revenues, proceeds, bonuses, deposits (whether denoted as security deposits or otherwise), termination fees, rejection damages, buy-out fees and any other fees made or to be made in lieu of rent, any award made hereafter to Borrower in any court proceeding involving any tenant, lessee, licensee or concessionaire under any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court, and all other payments, rights and benefits of whatever nature from time to time due under the Leases, including, without limitation, (i) rights to payment earned under the Leases, (ii) any payments or rights to payment with respect to conference facilities, dining or bar facilities, parking facilities or other facilities in any way contained within or associated with such Individual Property, and (iii) all other income, consideration, issues, accounts, profits or benefits of any nature arising from the possession, use and operation of such Individual Property.

          "Required Available Cash Payment" means the amount of the Available
           -------------------------------
Cash Payment that will be payable to Lender on the next Payment Date.

          "Required Debt Service Payment" means the amount of the Debt Service,
           -----------------------------
excluding any Scheduled Defeasance Payments pursuant to Section 7.30 hereof,
                                                        ------------
that will be payable to Lender on the next Payment Date.

          "Revised Interest Rate" means the greater of (a) the sum of (i) the
           ---------------------
Base Interest Rate and (ii) 2%, and (b) the sum of (i) the Treasury Rate and
(ii) 2%.

          "Scheduled Defeasance Payments"  means:
           -----------------------------

               (a) with respect to a defeasance of the Loan in whole pursuant to
Section 2.6, payments on or prior to, but as close as possible to, (i) each
- -----------
scheduled Payment Date after the Defeasance Date through and including the Payment Date immediately preceding the Prepayment Date, in amounts equal to the scheduled payments due on such Payment Dates under this Agreement, and (ii) the Prepayment Date, of the unpaid principal balance of the Loan and any accrued and unpaid interest thereon; or

               (b) with respect to any defeasance of the Loan in part (with respect to any Individual Property) pursuant to Section 2.6, including, without
                                                -----------
limitation, in connection with a Transfer of any Individual Property or any interest therein pursuant to Section 2.7(a), payments on or prior to, but as
                             --------------
close as possible to, (i) each scheduled Payment Date after the Defeasance Date through and including the Payment Date immediately preceding the Prepayment Date, in amounts equal to the portion of the scheduled payments due on such Payment Dates allocated to the amount of principal so defeased, and (ii) the Prepayment Date, of the amount of the principal so defeased and any accrued and unpaid interest thereon.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securitization" has the meaning provided in Section 2.14.
           --------------                              ------------

          "Securitization Closing Date" means the date on which the Pooling and
           ---------------------------
Servicing Agreement is executed and delivered and the Securitization is effected.

          "Security Agreement" has the meaning provided in Section 7.30(a).
           ------------------                              ---------------

          "Security and Pledge Agreement" shall mean the Security and Pledge
           -----------------------------
Agreement in the form of Exhibit N, dated as of the Closing Date, between
                         ---------
Borrower and Lender, as modified and supplemented and in effect from time to time.

          "Security Deposit Notice" has the meaning provided in Section 2.12(a).
           -----------------------                              ---------------

          "Security Deposit Sub-Account" means the Sub-Account of the Cash
           ----------------------------
Collateral Account established and maintained pursuant to Section 2.12 relating
                                                          ------------
to security deposits under the Leases.

          "Sub-Account" has the meaning provided in Section 2.12(d).
           -----------                              ---------------

          "Subsidiary" shall mean, with respect to any Person, (i) any
           ----------
corporation of which at least a sufficient number of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of the Subsidiaries or by such Person and one or more of the Subsidiaries or (ii) any partnership in which such Person owns 50% or more of the interest in such partnership. "Wholly-Owned Subsidiary" shall mean, with respect to any Person.
              -----------------------
any such corporation of which all of such shares, other than directors' qualifying shares, are so owned or controlled.

          "Successor Borrower" has the meaning specified in Section 7.30(d).
           ------------------                               ---------------

          "Survey" means an American Land Title Association certified title
           ------
survey of an Individual Property prepared by a registered Independent surveyor satisfactory to Lender and the company issuing the Title Insurance Policy for that Individual Property.

          "Taking" means a taking or voluntary conveyance during the term hereof
           ------
of all or part of an Individual Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority affecting an Individual Property or any portion thereof whether or not the same shall have actually been commenced.

          "Tax Adjusted Issue Price" has the meaning specified in the definition
           ------------------------
of "Tax Fair Market Value."

          "Tax Fair Market Value" means the fair market value of an Individual
           ---------------------
Property, and (x) shall not include the value of any personal property or other property that is not an "interest in real property" within the meaning of Treasury Regulation (S)(S)1.860G-2 and 1.856-3(c), and (y) shall be reduced by the "adjusted issue price" (within the meaning of Code (S)1272(a)(4)) (the "Tax
                                                                            ---
Adjusted Issue Price") of any indebtedness, other than the Loan, secured by
- --------------------
a Lien affecting the Individual Property, which Lien is prior to or on a parity with the Liens created under the Mortgage.

          "Terminated Lease" means any Lease that is terminated on or after the
           ----------------
Closing Date, whether or not such termination is effected (a) by Borrower or the lessee or tenant thereunder, (b) in compliance with the terms and conditions thereof, or (c) occurs prior to, on or after the stated expiration thereof.

          "Title Insurance Policies" means the loan policies of title insurance
           ------------------------
in form acceptable to Lender issued by Chicago Title Company with respect to each Individual Property and insuring the liens in favor of Lender created by the Mortgage, subject only to the Permitted Encumbrances for that Individual Property and containing such endorsements and affirmative assurances as Lender shall reasonably require.

          "Total Security Deposit Amount" has the meaning provided in Section
           -----------------------------                              -------
2.15(a).
- -------

          "Transaction Costs" means all costs and expenses paid or payable by
           -----------------
Borrower relating to the Transactions, including, without limitation, the Finder's fee ($540,000), legal fees and accounting fees and the costs and expenses described in Section 7.24.
                      ------------

          "Transactions" means each of the transactions contemplated by the Loan
           ------------
Documents.

          "Transfer" means any transfer, sale, assignment or conveyance of an
           --------
Individual Property or any portion thereof.

          "Treasury Rate" shall mean, as of the Rate Adjustment Date, the yield,
           -------------
calculated by linear interpolation (rounded to the nearest 1/1000th of 1 percent (i.e., 0.001%)) of the yields of United States Treasury Constant Maturities with terms (one longer and one shorter) most nearly approximating that of noncallable United States Treasury obligations having maturities as close as possible to August 11, 2021, as determined by Lender on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by Lender.

          "Trustee" means any Person appointed as trustee under the Pooling and
           -------
Servicing Agreement or its successor in interest.

          "U.S. Treasuries" has the meaning provided in Section 7.30(a).
           ---------------                              ---------------

          "UCC Searches" has the meaning specified in Section 3.1(G).
           ------------                               --------------

          "Use" means, with respect to any Hazardous Substance, the generation,
           ---
manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance or transportation to or from the property of such Person of such Hazardous Substance.

          "Wholly-Owned Subsidiary" has the meaning specified in the definition
           -----------------------
of "Subsidiary."

          "Withdrawn Allocated Amount" has the meaning specified in the
           --------------------------
definition of "Allocated Loan Amount."

          "Year" or "year" means any calendar year (unless otherwise specified).
           ----      ----

                                   ARTICLE II

                                 GENERAL TERMS
                                 -------------

          Section 2.1   Amount of the Loan. On the Closing Date, subject to the
                        ------------------
terms and conditions of this Agreement, Lender shall lend to Borrower the Loan Amount. After any Principal Indebtedness is repaid, Lender shall have no obligation to readvance the amount repaid.

          Section 2.2   Use of Proceeds.  Proceeds of the Loan shall be used for
                        ---------------
the following purposes: (a) to repay existing indebtedness on the Mortgaged Property in order to obtain the release of all Liens securing the same, and all related costs and expenses of such repayment, (b) to fund the Sub-Accounts required under this Agreement, and (c) to pay to the Finder the Finder's fee and to pay or reimburse all other Transaction Costs. Any proceeds in excess of the amounts described in clauses (a), (b) and (c) may be used by
                                   ----------------     ---
Borrower for any lawful purpose.

          Section 2.3   Security for the Loan.  The Note and Borrower's
                        ---------------------
obligations hereunder and under the other Loan Documents shall be secured by (a) the Mortgages, (b) the Assignments of Leases, (c) the Assignments of Agreements and (d) the security interests and Liens granted in this Agreement and in the other Loan Documents.

          Section 2.4   Borrower's Note. (a) Borrower's obligation to pay the
                        ---------------
principal of and interest on the Loan shall be evidenced by the Note, duly executed and delivered by Borrower. The Note shall be payable as to principal and interest as specified in this Agreement, with a final maturity on the Maturity Date. All outstanding Indebtedness shall be paid by Borrower on the Maturity Date.

               (b) Lender is hereby authorized, at its option, (i) to endorse on a schedule attached to the Note (or on a continuation of such schedule attached to the Note and made a part thereof) an appropriate notation evidencing the date and amount of each payment of principal and interest in respect thereof, and/or
(ii) to record the Allocated Loan Amounts and such payments in its books and records. Such schedule and/or such books and records, as the case may be, shall, absent manifest error, constitute prima facie evidence of the accuracy of the information contained therein.

          Section 2.5  Principal and Interest.  (a) Interest on the Loan and the
                       ----------------------
Note shall accrue at a rate per annum equal to (i) the Base Interest Rate on the Principal Indebtedness and any other Indebtedness (except as provided in Section
                                                                         -------
2.5(d) below) commencing upon the Closing Date and continuing through and
- ------
including the day prior to the Rate Adjustment Date and (ii) the Revised Interest Rate on the Principal Indebtedness, any Accrued Interest and any other Indebtedness (except as provided in Section 2.5(d) below) commencing upon the
                                    --------------
Rate Adjustment Date and continuing through the Maturity Date; provided,
                                                               --------
however, that the Required Debt Service Payment shall not be reamortized (or
- -------
recalculated) as a result of the Revised Interest Rate. For each Interest Accrual Period, interest shall be computed on the actual number of days elapsed, based on a 360-day year (i.e., interest for each day during which any part of the Loan is outstanding shall be computed at said rate divided by 360).

               (b) Commencing with the Payment Date on June 11, 1996, and continuing on the Payment Date on July 11, 1996, all interest accrued on the Note during the related Interest Accrual Period shall be payable. Commencing with the Payment Date on August 11, 1996, and continuing on each and every Payment Date thereafter through and including July 11, 2006, the principal of and interest on the Note shall be payable in equal monthly installments of $172,647.97 (as adjusted from time to time, the "Monthly Installment Amount").
                                                 --------------------------
Upon a prepayment (but not a defeasance) pursuant to Section 2.6 or 2.7, the
                                                     -----------    ---
amount of the Monthly Installment Amount shall be recalculated to equal the amount of the equal monthly installments of principal and interest which would be necessary to amortize fully the Loan over the remaining term to the Maturity Date calculated based upon (i) each Interest Accrual Period during such remaining term consisting of exactly thirty (30) days and (ii) interest continuing to accrue on the Loan and the Note during such remaining term at the Base Interest Rate.

               (c) Commencing with the Payment Date on August 11, 2006, and continuing on each and every Payment Date thereafter, the principal of and interest on the Note shall be payable in monthly installments equal to the sum of (i) the Monthly Installment Amount, and (ii) the amount of Available Cash attributable to the Mortgaged Property for the month preceding the month in which such Payment Date occurs in excess of such Monthly Installment Amount.
The Available Cash Payment shall be applied, first, to the Principal
                                             -----
Indebtedness until reduced to zero, second, to Additional Interest accrued
                                    ------
during the Interest Accrual Period related to the Payment Date on which such payment is made, and third, to the Accrued Interest, if any; provided, however,
                     -----                                   --------  -------
that, notwithstanding the foregoing, any such application shall be in accordance with the terms of Section 2.8 to the extent a different application would result
                  -----------
thereunder. To the extent the Available Cash Payment is insufficient to fully pay any such Additional Interest on any Payment Date, such Additional Interest shall be deferred and added to any Additional Interest previously deferred pursuant to this sentence and remaining unpaid (collectively, the "Accrued
                                                                   -------
Interest"). The entire outstanding principal balance of the Loan (including,
- --------
without limitation, any unpaid Additional Interest and Accrued Interest), together with all accrued but unpaid interest thereon, shall be due and payable to Lender on the Maturity Date.

               (d) Upon the occurrence of an Event of Default, the Principal Indebtedness and any other Indebtedness will bear interest at the Default Rate from the date such Event of Default occurred until such Event of Default is cured. In addition, a late payment premium (the "Late Payment Premium") of five
                                                  --------------------
percent (5%) of any principal or interest (other than Additional Interest or Accrued Interest) payment or any other amount payable under the Loan Documents not paid on the Payment Date or due date, respectively, therefor shall be due with any such late payment. Notwithstanding any other provision hereof to the contrary, except in the case of a failure by Borrower to pay to Lender any remaining Available Cash after repayment in full of the Principal Indebtedness, the failure by Borrower to pay Accrued Interest or Additional Interest on any Payment Date shall not be deemed an Event of Default hereunder.

               (e) Notwithstanding any other provision hereof to the contrary, if Borrower pays the entire outstanding principal balance of the Loan together with all accrued but unpaid interest calculated at the Base Interest Rate thereon and any other amounts required to be paid by Borrower under this Agreement or the other Loan Documents on or before the Payment Date which is six
(6) months after the Rate Adjustment Date, (i) all accrued but unpaid Accrued Interest will be forgiven by Lender and (ii) all Additional Interest and Accrued Interest theretofore paid to Lender by Borrower first will be applied to reduce the payment to be made by Borrower necessary to pay the entire outstanding principal balance of the Loan and all accrued but unpaid interest thereon or any other amounts required to be paid by Borrower under this Agreement, and thereafter will be refunded to Borrower.

          Section 2.6  Voluntary Prepayment; Defeasance.  The Loan may not be
                       --------------------------------
prepaid in whole or in part during the period commencing on the Closing Date and continuing through and including the day immediately preceding the Prepayment Date. Notwithstanding the foregoing, during the period commencing after the Defeasance Prohibition Termination Date and continuing through and including the day immediately preceding the Prepayment Date. Borrower may defease the Loan in whole or in part (with respect to any Individual Property) as provided in
Section 7.30.  On or after the Prepayment Date, Borrower may voluntarily prepay
- ------------
the Loan in whole or in part without premium or penalty by payment of immediately available funds without defeasance. In addition, the Loan may also be prepaid as described in Section 2.7. Notwithstanding any other provision
                           -----------
hereof, prepayments of the Loan shall only be permitted on Payment Dates.

          Section 2.7  Mandatory Prepayment: Defeasance. (a) Borrower may
                       --------------------------------
Transfer any Individual Property or any interest therein only at any time after the Defeasance Prohibition Termination Date; provided, however, that (i) no
                                             --------  -------
Default or Event of Default shall have occurred and be continuing, (ii) the Debt Service Coverage Ratio of the remaining Individual Properties (considered as a whole) immediately after such Transfer would not be less than the greater of (A) the Debt Service Coverage Ratio of all Individual Properties (including the Individual Property to be transferred) (considered as a whole) calculated immediately prior to the Transfer and (B) the Debt Service Coverage Ratio of all Individual Properties (including the Individual Property to be transferred) (considered as a whole) calculated as of the Closing Date, (iii) Lender shall have received an Officer's Certificate certifying that the Principal Indebtedness, after deducting the Release Price, will not, on the related Defeasance Date (or after a prepayment, the date of such prepayment), exceed
125% of the sum of the Tax Fair Market Values of the remaining Individual Properties as of the Securitization Closing Date, (iv) Lender shall have received from Borrower financial statements, calculations and other backup information with respect to the matters in clauses (ii) and (iii) above, all in
                                           ------------     -----
form and substance reasonably satisfactory to Lender and accompanied by an Officer's Certificate stating that such statements, calculations and information are true, correct and complete in all material respects, and (v) upon the date of the consummation of any such Transfer (which must be the Defeasance Date, if prior to the Prepayment Date, or the Prepayment Date or another Payment Date, if on or after the Prepayment Date). Borrower shall defease or, on or after the Prepayment Date, prepay a principal portion of the Loan in an amount equal to 125% of the Allocated Loan Amount for such Individual Property (the "Release
                                                                     -------
Price") in connection with a defeasance of the Loan in part pursuant to Section
- ------                                                                  -------
2.6 and Section 7.30 or a prepayment in part of the Loan after the Prepayment
- ---     ------------
Date pursuant to Section 2.6; provided, however, that there shall be credited
                 -----------  --------  -------
against such Release Price the amount of any principal prepaid pursuant to
Section 2.6 prior to the Transfer of the particular Individual Property which
- -----------
was not credited against the Release Price of another Individual Property.

               (b) If Borrower is required by Lender under the provisions of a Mortgage to prepay the Loan or any portion thereof in the event of damage, destruction or a Taking of an Individual Property, Borrower shall prepay a portion of the Loan (such prepayment to be applied to the Allocated Loan Amount for such Individual Property) such that the principal amount prepaid together with (x) interest thereon to the immediately succeeding Payment Date, if such payment is not made on a Payment Date, or (y) accrued interest thereon, if such payment is made on a Payment Date, exhausts the Insurance Proceeds or the Condemnation Proceeds available for such prepayment by advancing the Loss Proceeds from the Cash Collateral Account.

               (c) Upon prepayment of the Loan in full, Borrower shall pay to Lender, in addition to the amounts specified in Section 2.6 or this Section 2.7,
                                                -----------         -----------
as applicable, any other amounts then due and payable to Lender pursuant to the Loan Documents. All prepayments made pursuant to Section 2.6 or this Section 2.7
                                                 -----------         -----------
shall be applied in accordance with the provisions of Section 2.8.
                                                      -----------

          Section 2.8  Application of Payments.  All proceeds (including any Net
                       -----------------------
Proceeds) of any payment or repayment, including prepayments and Available Cash Payments, of the Loan shall be applied to pay: first, any reasonable out-of-
                                               -----
pocket costs and expenses of Lender (including the fees and charges of the Bank) arising as a result of such repayment; second, any accrued and unpaid interest
                                       ------
at the Base Interest Rate then payable with respect to the Loan or the portion thereof being repaid; third, the outstanding principal amount of any Required
                      -----
Debt Service Payments theretofore required to be paid by Borrower; fourth, any
                                                                   ------
accrued and unpaid interest at the Default Rate then payable with respect to the Loan; fifth, any accrued and unpaid Late Payment Premiums then payable with
      -----
respect to the Loan; sixth, the outstanding principal amount of the Loan;
                     -----
seventh, currently accruing Additional Interest; eighth, Accrued Interest; and
- -------                                          ------
ninth, any other amounts due and owing under this Agreement and the other Loan
- -----
Documents.  Any partial prepayment of principal made pursuant to Section 2.5(c)
                                                                 --------------
from Available Cash Payments shall be applied to principal payments thereafter required in the inverse order of their maturity and the Required Debt Service Payment shall not be changed. Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, all proceeds (including any Net Proceeds) of any payment or repayment, including prepayments and Available Cash Payments, of the Loan shall be applied to pay any amounts payable under this Agreement and the other Loan Documents in the order determined by Lender in its sole discretion.

          Section 2.9  Method and Place of Payment.  (a) Except as otherwise
                       ---------------------------
specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 12:00 noon, New York City time, on the date when due and shall be made in lawful money of the United States of America in federal or other immediately available funds to an account specified to Borrower by Lender in writing, and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

               (b) All payments made by Borrower hereunder, or by Borrower under the other Loan Documents, shall be made irrespective of, and without any deduction for, any set-offs or counterclaims.

          Section 2.10  Taxes. All payments made by Borrower under this
                        -----
Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (other than taxes imposed on the net income of Lender).

          Section 2.11  Release of Collateral. (a) Notwithstanding any other
                        ---------------------
provision of this Agreement or any other Loan Document, upon any defeasance of the Loan in part (with respect to an Individual Property) pursuant to Section
                                                                      -------
2.6 or any Transfer of any Individual Property or any interest therein by
- ---
Borrower in accordance with Section 2.7(a) (whether in connection with a
                            --------------
defeasance of the Loan in part prior to the Prepayment Date, or a partial prepayment of the Loan on or after the Prepayment Date, pursuant to Section
                                                                    -------
2.6), Lender shall, simultaneously with receipt of the Defeasance Deposit or the
- ---
payment described in clause (v) of such Section 2.7(a), whichever is applicable,
                                        --------------
release the Lien of the Mortgage and the related Assignment of Leases, Assignment of Agreements and UCC-1 financing statements and any other Liens in favor of Lender relating to such Individual Property and shall release to Borrower any portion of the Accounts relating to such Individual Property.

               (b) If Lender (i) receives Loss Proceeds with respect to any Individual Property (A) in the event of a Taking or casualty affecting 100% of such Individual Property or (B) in an amount equal to or exceeding the sum of the Allocated Loan Amount for such Individual Property and accrued and unpaid interest thereon and (ii) applies such Loss Proceeds to reduce the Indebtedness in accordance with Section 2.7(b), Lender shall simultaneously with such
                   --------------
application release the Lien of the Mortgage and related Assignment of Leases, Assignment of Agreements and UCC-1 financing statements and any other Liens in favor of Lender relating to such Individual Property and shall release to Borrower any portion of the Accounts relating to such Individual Property.

               (c) Upon (i) repayment of the Loan and all other amounts due hereunder and under the other Loan Documents in full in accordance with the terms hereof and thereof or (ii) defeasance of the Loan in whole as described in
Section 7.30, Lender shall, as promptly as reasonably possible after such
- ------------
repayment or defeasance, release its Liens with respect to all Collateral, provided, however, that Lender shall have no obligation to release any Lien with
- --------  -------
respect to Collateral on or prior to the Defeasance Prohibition Termination Date except as provided in Section 2.11(b).
                      ---------------
          Section 2.12  Central Cash Management.
                        -----------------------

               (a) Collection Account. Borrower hereby acknowledges and agrees,
                   ------------------
that all of the Rents (including security deposits from tenants), and all of the Money and Proceeds received from Accounts derived from the Individual Properties, shall be utilized (i) to pay all amounts to become due and payable under the Note by funding the Debt Service Payment Sub-Account to the extent required pursuant to Section 2.12(h)(i)(3), (ii) to fund the Basic Carrying
                     ---------------------
Costs Sub-Account to the extent required pursuant to Section 2.12(h)(i)(1),
                                                     ---------------------
(iii) to fund the Capital Reserve Sub-Account to the extent required pursuant to
Section 2.12(h)(i)(4), (iv) to fund the Security-Deposit Sub-Account to the
- ---------------------
extent required pursuant to Section 2.12(h)(i)(2), (v) to fund the Leasing
                            ---------------------
Reserve Sub-Account to the extent required pursuant to Section 2.12(h)(i)(5),
                                                               -------------
(vi) to fund the Cigna Replacement Lease Reserve Sub-Account to the extent required pursuant to Section 2.12(h)(i)(6), and (vii) to pay all Operating
                     ---------------------
Expenses. Borrower shall open and maintain at the Collection Account Bank a demand deposit account (the "Collection Account"). The Collection Account shall
                             ------------------
be assigned a separate and unique identification number by the Collection Account Bank and shall be opened and maintained in the name "G&L Medical Partnership, L.P., as Debtor, and Nomura Asset Capital Corporation, as Secured Party, pursuant to the Mortgage Loan Agreement dated as of May 24, 1996". Borrower shall notify all tenants to pay Rent to the Collection Account by delivering to each tenant a notice (the "Tenant Letter") in substantially the form attached as Exhibit J. All payments
 -------------                                         ---------
constituting Rent (including security deposits from tenants) or made with respect to Accounts received by Borrower or a Manager shall be endorsed and deposited, within one Business Day after receipt thereof, directly into the Collection Account. All security deposits shall be payable to the Manager for the applicable Individual Property. Each Manager shall collect all security deposits with respect to the Individual Property managed by it and shall endorse all checks and deposit all such funds within one Business Day after receipt thereof, directly into the Collection Account and concurrently therewith shall give a written notice to Lender or its designee of the amount of security deposits deposited into the Collection Account and the tenant(s) and Individual Property(ies) to which they relate (the "Security Deposit Notice"); provided,
                                         -----------------------    --------
however, that such funds representing security deposits held by Manager on the
- -------
Closing Date or received by the Manager or Borrower as security deposits after the Closing Date need not be deposited into the Collection Account if and to the extent a Letter of Credit is delivered to Lender in lieu thereof in accordance with Section 2.15 hereof. Borrower may designate a new financial institution to
     ------------
serve as Collection Account Bank hereunder as provided in Section 2.13(k).
                                                          ---------------
Borrower shall have no right of withdrawal from the Collection Account.

               (b) Cash Collateral Account.  Pursuant to the Letter of
                   -----------------------
Instruction delivered to the Collection Account Bank (the "Letter of
                                                           ---------
Instruction") in substantially the form attached hereto as Exhibit K. Borrower
- -----------                                                ---------
has authorized and directed the Collection Account Bank to transfer on a daily basis all funds in excess of the minimum balance required by the Collection Account Bank deposited in the Collection Account to account no. 677526808 at the Chicago, Illinois branch of the Bank entitled "Nomura Asset Capital Corporation, as Secured Party, pursuant to a Mortgage Loan Agreement dated as of May 24, 1996 between G&L Medical Partnership, L.P. and Nomura Asset Capital Corporation" (the "Cash Collateral Account"). Lender may elect to change the financial institution
 -----------------------
at which the Cash Collateral Account shall be maintained; provided, however,
                                                          --------  -------
that Lender shall give Borrower and the Collection Account Bank not fewer than 30 days' prior notice of each change and the financial institution to which the Cash Collateral Account may be transferred shall be subject to Borrower's reasonable approval. The Cash Collateral Account shall at all times be an Eligible Account. Lender has established the Cash Collateral Account in the name of Lender or its designee, and the Cash Collateral Account shall be under the sole dominion and control of Lender or its designee. Borrower shall have no right of withdrawal in respect of the Cash Collateral Account.

               (c) Parking Receipts. On or before the 15th day of June 1996 and
                   ----------------
the 15th day of each month thereafter until the Maturity Date, Borrower shall deposit all parking receipts generated by the Individual Properties during the immediately preceding month into the Collection Account and concurrently therewith shall give a written notice to Lender or its designee of the amount of parking receipts deposited into the Collection Account and the Individual Property(ies) to which they relate.

               (d) Establishment of Sub-Accounts. The Cash Collateral Account
                   -----------------------------
shall contain the Debt Service Payment Sub-Account, the Basic Carrying Costs Sub-Account, the Capital Reserve Sub-Account, the Security Deposit Sub-Account, the Leasing Reserve Sub-Account and the Cigna Replacement Lease Reserve Sub-Account, each of which accounts (individually, a "Sub-Account" and collectively, the "Sub-Accounts") shall be an Eligible Account to which certain funds shall be allocated and from which disbursements shall be made pursuant to the terms of this Agreement.

               (e) Permitted Investments. Upon the request of Borrower which
                   ---------------------
request may be made one time per month, Lender shall direct the Bank to invest and reinvest any balance in the Cash Collateral Account from time to time in Permitted Investments as instructed by Borrower; provided, however, that (i) if
                                                 --------  -------
Borrower fails to so instruct Lender, or upon the occurrence of an Event of Default, Lender may direct the Bank to invest and reinvest such balance in Permitted Investments as Lender shall determine in its sole discretion, (ii) the maturities of the Permitted Investments on deposit in the Cash Collateral Account shall, to the extent such dates are ascertainable, be selected and coordinated to become due not later than the day before any disbursements from the applicable Sub-Accounts must be made, (iii) all such Permitted Investments shall be held in the name and be under the sole dominion and control of Lender or its designee, and (iv) no Permitted Investment shall be made unless Lender or its designee shall retain a perfected first priority Lien in such Permitted Investment securing the Indebtedness and all filings and other actions necessary to ensure the validity, perfection, and priority of such Lien have been taken. It is the intention of the parties hereto that the entire amount deposited in the Cash Collateral Account (or as much thereof as Lender may reasonably arrange to invest) shall at all times be invested in Permitted Investments, and that the Cash Collateral Account shall be a so-called "zero balance" account. All funds in the Cash Collateral Account that are invested in a Permitted Investment are deemed to be held in the Cash Collateral Account for all purposes of this Agreement and the other Loan Documents. Neither Lender nor any of its agents, including its designee, shall have any liability for any loss in investments of funds in the Cash Collateral Account that are invested in Permitted Investments (unless invested contrary to Borrower's request prior to an Event of Default) and no such loss shall affect Borrower's obligation to fund, or liability for funding, the Cash Collateral Account and each Sub-Account, as the case may be. Borrower agrees that Borrower shall include all such earnings on the Cash Collateral Account as income of Borrower for federal and applicable state tax purposes.

               (f) Interest on Accounts. All interest paid or other earnings on
                   --------------------
the Permitted Investments made hereunder shall be deposited into the Cash Collateral Account and shall be subject to allocation and distribution like any other monies deposited therein.

               (g) Payment of Debt Service, Available Cash Payments, Basic
                   -------------------------------------------------------
Carrying Costs, Capital Costs, Leasing Costs and Cigna Replacement Lease Leasing
- --------------------------------------------------------------------------------
Costs. Not later than three Business Days before each Payment Date during the
- -----
term of the Loan, Lender or its designee shall deliver to Borrower a certificate in the form attached hereto as Exhibit L, setting forth whether sufficient funds
                               ---------
exist in the Cash Collateral Account to fund the Debt Service Payment Sub-Account, the Basic Carrying Costs Sub-Account, the Capital Reserve Sub-Account, the Leasing Reserve Sub-Account and the Cigna Replacement Lease

Reserve Sub-Account in the required amounts. If the funds in the Cash Collateral Account then allocated to the Sub-Accounts are less than the amount of funds which are required to be on deposit therein on such Payment Date, Borrower shall be obligated to deposit funds (in addition to Rents, Money and Proceeds received from Accounts), on or before one Business Day prior to the Payment Date, into the Cash Collateral Account in the amount of such deficiency. Borrower's obligation to deposit funds into the Cash Collateral Account as described in the immediately preceding sentence is an absolute obligation of Borrower and is not contingent upon Lender or its designee delivering a certificate to Borrower as described above or upon the timeliness or accuracy of such certificate, and any failure by Borrower to make any such deposit shall be an Event of Default hereunder.

                    (i) Payment of Debt Service and Available Cash Payments. At
                        ---------------------------------------------------
or before 12:00 noon, New York City time, on each Payment Date during the term of the Loan, Lender or its designee shall transfer from the Debt Service Payment Sub-Account an amount equal to the Required Debt Service Payment and Required Available Cash Payment, if any, for such Payment Date to the account of Lender or its designee established under the Interim Servicing Agreement or, if after the Securitization Closing Date, under the Pooling and Servicing Agreement (either of such accounts, the "Custodial Account"). Borrower shall be deemed to
                               -----------------
have timely made the Required Debt Service Payment and Required Available Cash Payment, if any, pursuant to Section 2.9 regardless of the time Lender or its
                             -----------
designee makes such transfer as long as sufficient funds are then on deposit in the Debt Service Payment Sub-Account.

                    (ii) Payment of Basic Carrying Costs. At least ten (10)
                         -------------------------------
Business Days prior to the due date of any Basic Carrying Cost and not more frequently than once each month, Borrower shall notify Lender or its designee in writing and request that Lender or its designee pay such Basic Carrying Cost on behalf of Borrower on or prior to the due date thereof. Together with each such request, Borrower shall furnish Lender or its designee with copies of bills and other documentation as may be reasonably required by Lender or its designee to establish that such Basic Carrying Cost is then due. Lender or its designee shall make such payments on behalf of Borrower out of the Basic Carrying Cost Sub-Account before same shall be due to the extent that there are funds available in the Basic Carrying Cost Sub-Account and Lender or its designee have received appropriate documentation to establish the amount(s) due and the due date(s). To the extent insurance costs have been prepaid by Borrower, Borrower shall provide evidence satisfactory to Lender or its designee that such insurance costs have been prepaid, at which time Lender or its designee shall reimburse to Borrower the amount prepaid by Borrower.

                    (iii) Payment of Capital Costs. Not more frequently than
                          ------------------------
once each month and provided that no Event of Default has occurred and is continuing, upon Borrower's written request Lender or its designee shall transfer funds to Borrower then allocated to the Capital Reserve Sub-Account for payment of Capital Costs. Together with each such request, Borrower shall furnish Lender or its designee with copies of bills and such other documentation as may be reasonably required by Lender or its designee to establish that such Capital Costs are then due.

                    (iv) Payment of Leasing Costs. Not more frequently than once
                         ------------------------
each month and provided that no Event of Default has occurred and is continuing, upon Borrower's written request Lender or its designee shall transfer funds to Borrower then allocated to the Leasing Reserve Sub-Account for payment of Leasing Costs other than Cigna Replacement Lease Leasing Costs (except as provided below in subparagraph (v) of this Section 2.12(g)). Together with each
                  ----------------         ---------------
such request, Borrower shall furnish Lender or its designee with copies of bills and such other documentation as may be reasonably required by Lender or its designee to establish that such Leasing Costs are then due.

                    (v) Payment of Cigna Replacement Lease Leasing Costs. After
                        ------------------------------------------------
the stated expiration date or earlier termination of the Cigna Lease and not more frequently than once each month thereafter, and provided that no Event of Default has occurred and is continuing, upon Borrower's written request Lender or its designee shall transfer funds to Borrower then allocated to the Cigna Replacement Lease Reserve Sub-Account for payment of Cigna Replacement Lease Leasing Costs. Together with each such request, Borrower shall furnish Lender or its designee with copies of bills and such other documentation as may be reasonably required by Lender or its designee to establish that such Cigna Replacement Lease Leasing Costs are then due. To the extent that the funds then allocated to the Cigna Replacement Lease Reserve Sub-Account are insufficient to pay such Cigna Replacement Lease Leasing Costs, upon Borrower's written request Lender or its designee shall transfer funds to Borrower then allocated to the Leasing Reserve Sub-Account for payment of such Cigna Replacement Lease Leasing Costs in excess of the funds then allocated to the Cigna Replacement Lease Reserve Sub-Account. Following (A) completion of any tenant improvements required under the terms of the Cigna Replacement Lease and (B) payment in full of any Cigna Replacement Lease Leasing Costs, upon Borrower's written request Lender or its designee shall transfer to Borrower any remaining funds then allocated to the Cigna Replacement Lease Reserve Sub-Account. Together with such request, Borrower shall furnish Lender and Lender or its designee with copies of paid invoices, lien releases and such other documentation as may be reasonably required by Lender or its designee to establish that (x) all such tenant improvements have been satisfactorily completed and (y) all such Cigna Replacement Lease Leasing Costs have been paid in full.

               (h)  Funding of Sub-Accounts.
                    -----------------------

                    (i) Upon the Closing Date, Borrower shall deposit into the Cash Collateral Account an amount equal to the Leasing Reserve Amount and Lender or its designee shall allocate such funds to the Leasing Reserve Sub-Account. In each month (or portion thereof) occurring during the term of the Loan (each month or portion thereof, the "Current Month"), commencing upon the Closing Date
                               -------------
and continuing until the day immediately prior to the Prepayment Date, all funds then in the Collection Account in excess of the minimum balance required by the Collection Account Bank shall be transferred to the Cash Collateral Account pursuant to the Letter of Instruction, and Lender or its designee shall allocate funds then on deposit in the Cash Collateral Account among the Sub-Accounts as follows and in the following priority:

                         (1) first, to the Basic Carrying Costs Sub-Account,
                             -----
Until (A) an amount equal to the Basic Carrying Costs Monthly Installment for the Current Month has been allocated to the Basic Carrying Costs Sub-Account and
(B) amounts required to pay the Basic Carrying Costs due in the next succeeding Current Month are being held in the Basic Carrying Costs Sub-Account;

                         (2) second, to the Security Deposit Sub-Account, an
                             ------
amount equal to the amount of security deposits deposited in the Collection Account as set forth in a Security Deposit Notice and which have theretofore not been transferred to the Security Deposit Sub-Account;

                         (3) third, to the Debt Service Payment Sub-Account,
                             -----
until an amount equal to the Required Debt Service Payment for the Payment Date occurring in the month following the Current Month has been allocated to the Debt Service Payment Sub-Account;

                         (4) fourth, to the Capital Reserve Sub-Account, until
                             ------
an amount equal to the Capital Reserve Monthly Installment for the Current Month has been allocated to the Capital Reserve Sub-Account;

                         (5) fifth, to the Leasing Reserve Sub-Account, until an
                             -----
amount equal to the Leasing Reserve Amount has been allocated to the Leasing Reserve Sub-Account; and

                         (6) sixth, to the Cigna Replacement Lease Reserve
                             -----
Sub-Account, until an amount equal to the Cigna Replacement Lease Reserve Amount has been allocated to the Cigna Replacement Lease Reserve Sub-Account; provided, however, Lender or its designee shall not allocate such amount to the
- --------  -------
Cigna Replacement Lease Reserve Sub-Account with respect to the Current Month commencing on the Cigna Replacement Lease Reserve Funding Termination Date or any subsequent Current Month.

Provided that (i) no Event of Default has occurred and is continuing and (ii) Lender has received all financial information described in Section 5.1 for the
                                                           -----------
most recent periods for which the same are due, Lender agrees that in each Current Month any amounts deposited into or remaining in the Cash Collateral Account after the minimum amounts set forth in clauses (1), (2), (3), (4), (5)
                                               -----------  ---  ---  ---  ---
and (6) above have been satisfied with respect to the Current Month and any
    ---
periods prior thereto shall be disbursed by wire transfer once a week in the then-Current Month to the following account: Account Number 092-507645 at Tokai Bank of California, or such other account that Borrower may request. Borrower shall use any funds distributed to Borrower (or to Manager) pursuant to the foregoing first to pay all Operating Expenses and then for any purpose, including, without limitation, to pay dividends or make other distributions. If an Event of Default has occurred and as long as it is continuing, if so elected by Lender, any amounts deposited into or remaining in the Cash Collateral Account after Lender or its designee has (i) allocated minimum amounts as hereinabove provided, and (ii) allocated amounts required to pay any Operating Expenses approved by Lender or its designee shall be held for the account of Lender and may be withdrawn by Lender to be applied to pay any amounts payable under this Agreement and the other Loan Documents in the order determined by Lender in its sole discretion.

                    (ii) No more than 60 days and no less than 30 days before the beginning of the partial year beginning August 1, 2006 and ending December 31, 2006, and each year thereafter, Borrower shall deliver to Lender an annual Cash Expense budget (the "Cash Budget") setting forth the projected Cash
                          -----------
Expenses (the "Budgeted Cash Expense") for each month of the upcoming year.
               ---------------------
Lender then shall have 30 days in which to approve or disapprove the proposed Cash Budget, which approval shall not be unreasonably withheld. Upon approval of the Cash Budget, Borrower on the fifth day of each month thereafter shall deliver to Lender or its designee a statement (the "Monthly Statement") setting
                                                    -----------------
forth the calculations of Available Cash, Cash Expenses and Cash Income for the prior month. The Monthly Statement shall also set forth the amount of the Required Debt Service Payment and Required Available Cash Payment due on the next Payment Date, which Required Available Cash Payment shall be based on the amount of Available Cash determined by using the lower of actual Cash Expenses or Budgeted Cash Expenses set forth in a Cash Budget approved by Lender. In the event no Cash Budget has been approved by Lender, Budgeted Cash Expenses for any month shall be deemed to be the amount actually spent in the same month in the prior year.

                         In each Current Month during the term of the Loan,
commencing upon the Prepayment Date and continuing until the day immediately prior to the Maturity Date, all funds then in the Collection Account in excess of the minimum balance required by the Collection Account Bank shall be transferred to the Cash Collateral Account pursuant to the Letter of Instruction, and Lender or its designee shall allocate funds then on deposit in the Cash Collateral Account among the Sub-Accounts as set forth above in subsection (i) of this Section 2.12(h), but, with respect to the allocation to
- --------------         ---------------
the Debt Service Payment Sub-Account, in the amount of the Required Debt Service Payment and Required Available Cash Payment as set forth in the Monthly Statement. Provided that (i) no Event of Default has occurred and is continuing and (ii) Lender has received all financial information described in Section 5.1
                                                                    -----------
for the most recent periods for which the same are due, Lender agrees that in each Current Month any amounts deposited into or remaining in the Cash Collateral Account after the minimum amounts set forth in clauses (1), (2), (3),
                                                          -----------  ---  ---
(4), (5) and (6) of subsection (i) of this Section 2.12(h) have been satisfied
- ---  ---     ---    --------------         ---------------
with respect to the Current Month and any periods prior thereto (but in no event more than the lesser of the Cash Expenses or Budgeted Cash Expenses for the month preceding the Current Month) shall be disbursed by wire transfer once a month in the then-Current Month to the following account: Account Number 092-507645 at Tokai Bank of California, or such other account that Borrower may request. Borrower shall use any funds distributed to Borrower (or to Manager) pursuant to the foregoing to pay all Cash Expenses. If an Event of Default has occurred and as long as it is continuing, if so elected by Lender, any amounts deposited into or remaining in the Cash Collateral Account after Lender or its designee has (i) allocated minimum amounts as hereinabove provided and (ii) allocated amounts required to pay any Cash Expenses approved by Lender, shall be held for the account of Lender and may be withdrawn by Lender to be applied to pay any amounts payable under this Agreement and the other Loan Documents in the order determined by Lender in its sole discretion. Any remaining balance in the Cash Collateral Account after Lender or its designee has allocated and distributed amounts as hereinabove provided shall be held for the account of Lender and shall be paid to Lender to prepay the principal amount of the Loan in accordance with Sections 2.6 and 2.8.
                ------------     ---

                    (iii) If, on any Payment Date, the balance in the Debt Service Payment Sub-Account is insufficient to make the payment of Required Debt Service Payment and Required Available Cash Payment, if any, then a Default shall exist hereunder, and Lender may (but shall not be obligated to) direct Lender or its designee to withdraw funds from the Basic Carrying Costs Sub-Account, the Capital Reserve Sub-Account, the Leasing Reserve Account or the Cigna Replacement Lease Reserve Sub-Account to pay such deficiency. In the event that Lender elects to apply the proceeds of any such Sub-Account to pay any Required Debt Service Payment and Required Available Cash Payment, if any, Borrower shall, upon demand, repay to Lender the amount of such withdrawn funds to replenish such Sub-Account and the Late Payment Premium applied to such funds, and if Borrower shall fail to repay such amounts within five days after such withdrawal, an Event of Default shall exist hereunder, which Event of Default shall not be cured unless and until Borrower repays such amount or all Sub-Accounts have again been fully funded from Rents, Money or Proceeds received from Accounts. Lender may, at its sole option, replenish such Sub-Account out of available Rents, Money or Proceeds received from Accounts in subsequent months which Borrower would have otherwise been entitled to receive.

               (i) Loss Proceeds. In the event of a casualty or Taking with
                   -------------
respect to an Individual Property, unless pursuant to the Mortgages the proceeds, net of Borrower's reasonable collection costs approved by Lender, received under any insurance policy required to be maintained by Borrower ("Insurance Proceeds") or the proceeds, net of Borrower's reasonable collection
  ------------------
costs approved by Lender, in respect of any Taking ("Condemnation Proceeds"), as
                                                     ---------------------
the case may be, are to be made available to Borrower for restoration, Lender and Borrower shall cause all such Insurance Proceeds or Condemnation Proceeds (collectively, "Loss Proceeds") to be paid directly to the Cash Collateral
                -------------
Account whereupon Lender or its designee, as the case may be, shall apply same to reduce the Indebtedness in accordance with Section 2.7(b). If Lender agrees
                                              --------------
or is required pursuant to the provisions hereof or of the Mortgages to make Loss Proceeds available for restoration, (i) all Insurance Proceeds received in respect of business interruption coverage and (ii) any Condemnation Proceeds received in connection with a temporary Taking shall be maintained in the Cash Collateral Account, to be applied by Lender in the same manner as Rent received from Manager with respect to the operation of such Individual Property; provided, further, that in the event that the Insurance Proceeds of any such
- --------  -------
business interruption insurance policy or Condemnation Proceeds of such temporary Taking are paid in a lump sum in advance, Lender shall hold such Insurance Proceeds or Condemnation Proceeds in a segregated interest-bearing escrow account at the Bank, shall estimate, in Lender's reasonable discretion, the number of months required for Borrower to restore the damage caused by the casualty to such Individual Property or that such Individual Property will be affected by such temporary Taking, as the case may be, shall divide the aggregate business interruption Insurance Proceeds or Condemnation Proceeds in connection with such temporary Taking by such number of months, and shall disburse from such escrow account into the Cash Collateral Account each month during the performance of such restoration or pendency of such temporary Taking such monthly installment of said Insurance Proceeds or Condemnation Proceeds. In the event that Insurance Proceeds or Condemnation Proceeds are to be applied toward restoration, Lender shall hold such funds in a segregated interest-bearing escrow account at the Bank and shall disburse same in accordance with the provisions of the Mortgages. If any Loss Proceeds are received by Borrower, such Loss Proceeds shall be received in trust for Lender, shall be segregated from other funds of Borrower, and shall be forthwith paid to the Cash Collateral Account or paid to Lender to hold in a segregated interest-bearing escrow account, in each case to be applied or disbursed in accordance with the foregoing, except as provided to the contrary in Section 2.03 of the Mortgages.
                                                 ------------
Any Loss Proceeds made available to Borrower for restoration in accordance herewith, to the extent not used by Borrower in connection with, or to the extent they exceed the cost of such restoration, shall be deposited into the Cash Collateral Account, whereupon Lender or its designee, as the case may be, shall apply the same to reduce the Allocated Loan Amount applicable to the affected Individual Property in accordance with Section 2.7(b). Notwithstanding
                                                --------------
anything to the contrary herein or in any Mortgage, Loss Proceeds will not be made available to Borrower for restoration unless Borrower furnishes Lender with an opinion of outside counsel reasonably acceptable to Lender that any REMIC formed pursuant to the Securitization will not fail to maintain its REMIC status for federal income tax purposes as a result of making the Loss Proceeds available to Borrower for restoration.

               (j) Payment of Basic Carrying Costs.  Except to the extent that
                   -------------------------------
Lender is obligated to pay Basic Carrying Costs from the Basic Carrying Costs Sub-Account pursuant to the terms of Section 2.12(g), Borrower shall pay all
                                     ---------------
Basic Carrying Costs with respect to Borrower and each Individual Property in accordance with the provisions of the Mortgages, subject, however, to Borrower's rights to contest payment of same in accordance with the Mortgages. Borrower's obligation to pay (or cause Lender to pay) Basic Carrying Costs pursuant to this Agreement shall include, to the extent permitted by applicable law, Impositions resulting from future changes in law which impose upon Lender or any Deed of Trust Trustee an obligation to pay any property taxes or other Impositions or which otherwise adversely affect Lender's or the Deed of Trust Trustee's interests. (In the event such a change in law prohibits Borrower from assuming liability for payment of any such Imposition, Borrower shall prepay a portion of the Loan equal to the Allocated Loan Amount with respect to the affected Individual Property, such prepayment to be applied to the Allocated Loan Amount for such Individual Property together with (x) interest thereon to the immediately succeeding Payment Date or (y) accrued interest thereon, if such prepayment is made on a Payment Date. Such prepayment shall be made on the date that is 120 days after such change in law and failure to pay such amounts on the date due shall be an Event of Default.) All funds deposited in the Cash Collateral Account relating to the Basic Carrying Costs shall be held by Lender pursuant to the provisions of this Agreement and shall be applied in payment of the foregoing charges when and as payable, provided that no Event of Default shall have occurred and be continuing. Should an Event of Default occur, the proceeds on deposit in the Basic Carrying Costs Sub-Account may be applied by Lender in payment of any Basic Carrying Costs for all or any portion of the Mortgaged Property as Lender in its sole discretion may determine; provided,
                                                                   --------
however, that, after the Securitization Closing Date,
- -------

Lender shall not apply the proceeds of the Basic Carrying Costs Sub-Account as aforesaid unless Lender receives notice from its designee as servicer of the Loan or becomes aware that its designee as servicer of the Loan shall not be advancing such shortfall pursuant to the terms of the Pooling and Servicing
Agreement: and provided, further, that no such application shall be deemed to
               --------  -------
have been made by operation of law or otherwise until actually made by Lender as herein provided.

               (k) Security Deposit Sub-Account. Borrower shall have no right of
                   ----------------------------
withdrawal from the Security Deposit Sub-Account except that, prior to the occurrence of an Event of Default or Lender or its designee's receipt of notice thereof given by Lender. Borrower may withdraw funds from the Security Deposit Sub-Account to refund or apply security deposits as required by the Leases or by applicable Legal Requirements, and, after the occurrence of an Event of Default or the delivery of such notice, Lender, on written request from Borrower with appropriate supporting materials, will direct the Bank to release funds from the Security Deposit Sub-Account to refund security deposits as required by the Leases or by applicable Legal Requirements.

               (l) The Bank's Reliance. The Bank may rely and shall be protected
                   -------------------
in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Bank may rely on notice from Lender as to the occurrence of an Event of Default.

          Section 2.13 Security Agreement.
                       ------------------

               (a) Pledge of Accounts.  To secure the full and punctual payment
                   ------------------
and performance of all of the Indebtedness, Borrower hereby sells, assigns, conveys, pledges and transfers to Lender and grants to Lender a first and continuing security interest in and to, the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the "Account Collateral"):
                            ------------------

                    (i) all of Borrower's right, title and interest in the Collection Account and all Money, if any, from time to time deposited or held in the Collection Account:

                    (ii) all of Borrower's right, title and interest in the Cash Collateral Account (including, without limitation, all Sub-Accounts) and all Money and Permitted Investments, if any, from time to time deposited or held in the Cash Collateral Account (including, without limitation, all Sub-Accounts);

                    (ii) all of Borrower's right, title and interest in the Parking Account and all Money, if any, from time to time deposited or held in the Parking Account:

                    (iii) all interest, dividends, Money, Instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any of the foregoing; and

                    (iv) to the extent not covered by clauses (i), (ii) (iii) or
                                                      -----------  ---- -----
(iv) above, all proceeds (as defined under the Uniform Commercial Code of the
- ---
applicable jurisdiction) of any or all of the foregoing.

               (b) Instructions and Agreements.  Borrower has submitted to the
                   ---------------------------
Collection Account Bank a Letter of Instruction and the Collection Account Bank has executed and returned the acknowledgment of instructions and notice that is a part of the Letter of Instruction. Borrower, Lender and the Bank have executed and delivered that certain Cash Collateral Account Agreement dated as of the date hereof (the "CC Account Agreement"), the form of which is attached hereto
                  --------------------
as Exhibit M. Borrower agrees that prior to the payment in full of the
   ---------
Indebtedness, the CC Account Agreement shall be irrevocable by Borrower without the prior written consent of Lender. The Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other banking authority or Governmental Authority, as may now or hereafter be in effect and the rules, regulations and procedures of the Bank relating to demand deposit accounts from time to time in effect. All statements relating to the Cash Collateral Account shall be issued by Bank as provided in the CC Account Agreement.

               (c) Financing Statements: Further Assurances. Borrower has
                   ----------------------------------------
executed and delivered to Lender for filing a financing statement or statements in connection with the Account Collateral in the form required to properly perfect Lender's security interest in the Account Collateral to the extent that it may be perfected by such a filing. Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower shall promptly execute and deliver all further instruments, and take all further action, that Lender may reasonably request, in order to perfect and protect the pledge and security interest granted or purported to be granted hereby, or to enable Lender to exercise and enforce Lender's rights and remedies hereunder, with respect to any Account Collateral.

               (d) Transfers and Other Liens. Borrower agrees that it will not
                   -------------------------
sell or otherwise dispose of any of the Account Collateral other than pursuant to the terms hereof, or create or permit to exist any Lien upon or with respect to all or any of the Account Collateral, except for the Lien granted to Lender under this Agreement.

               (e) Lender's Right to Perform. If Borrower fails to perform any
                   -------------------------
covenant or obligation contained in this Agreement and such failure shall continue for a period of five Business Days after Borrower's receipt of written notice thereof from Lender or its designee, Lender may, but shall have no obligation to, itself perform, or cause performance of, such covenant or obligation, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Borrower to Lender upon demand.

               (f) Lender's Reasonable Care. Beyond the exercise of reasonable
                   ------------------------
care in the custody thereof, Lender shall not have any duty as to any Account Collateral or any income thereon in its possession or control or in the possession or control of any agents for or of Lender, or the preservation of rights against any Person or otherwise with respect thereto, Lender shall be deemed to have exercised reasonable care in the custody of the Account Collateral in its or its designee's possession if the Account Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender or its designee shall not be liable or responsible for
(i) any loss or damage to any of the Account Collateral, or for any diminution in value thereof from a loss of, or delay in Lender's or its designee's acknowledging receipt of any wire transfer from the Collection Account Bank, or
(ii) any loss, damage or diminution in value by reason of the act or omission of Lender or its designee, or Lender's or its designee's agents, employees or bailees, except to the extent that such loss or damage or diminution in value results from Lender's or its designee's gross negligence or willful misconduct or the gross negligence or willful misconduct of any such agent, employee or bailee of Lender or its designee.

               (g) Remedies. The rights and remedies provided in this Section
                   --------                                           -------
2.13 are cumulative and may be exercised independently or concurrently, and are
- ----
not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Lender in exercising any right or remedy hereunder or under the Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein.

               (h) No Waiver. Every right and remedy granted to Lender under
                   ---------
this Agreement or by law may be exercised by Lender at any time and from time to time, and as often as Lender may deem it expedient. Any and all of Lender's rights with respect to the pledge and security interest granted hereunder shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof notwithstanding (i) any proceeding of Borrower under the United States Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (ii) the release or substitution of Account Collateral at any time, or of any rights or interests therein or (iii) any delay, extension of time, renewal, compromise or other indulgence granted by Lender or its designee in the event of any Default with respect to the Account Collateral or otherwise hereunder. No delay or extension of time by Lender in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Borrower by Lender or its designee, shall constitute a waiver thereof, or limit, impair or prejudice Lender's right, without notice or demand, to take any action against Borrower or to exercise any other power of sale, option or any other right or remedy.

               (i) Lender Appointed Attorney-In-Fact. Borrower hereby
                   ---------------------------------
irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, with full power of substitution, at any time after the occurrence and during the continuation of an Event of Default, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Account Collateral, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower with respect to the Account Collateral, which Borrower could or might do or which Lender may deem necessary or desirable to more fully vest in Lender the rights and remedies provided for herein with respect to the Account Collateral and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest.

               j) Continuing Security Interest; Termination. This Section 2.13
                  -----------------------------------------       ------------
shall create a continuing pledge of and security interest in the Account Collateral and shall remain in full force and effect until payment in full of the Indebtedness. Upon payment in full of the Indebtedness, Borrower shall be entitled to the return, upon its request and at its expense, of such of the Account Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Lender or its designee shall execute such instruments and documents as may be reasonably requested by Borrower to evidence such termination and the release of the pledge and lien hereof, provided, however,
                                                           --------  -------
that Borrower shall pay on demand all of Lender's or its designee's expenses in connection therewith.

               (k) Replacement of the Collection Account Bank. As long as no
                   ------------------------------------------
Event of Default shall have occurred and be continuing, Borrower shall have the right at any time to designate a successor Collection Account Bank to hold the Collection Account upon 30 days' prior written notice to Lender, and Lender's approval of the successor, which approval shall not be unreasonably withheld or delayed. In the event that the rating of long-term unsecured debt obligations of the Collection Account Bank issued by a Rating Agency is withdrawn or reduced to a rating of BBB or lower, Borrower shall be obligated to promptly select a new Collection Account Bank and, upon approval of such selection by Lender or its designee, to establish and maintain the Collection Account previously held at such Collection Account Bank at said successor. Any successor selected hereunder shall be a financial institution capable of offering Eligible Accounts of the types described in clauses (a) and (b) of the definition of "Eligible Accounts." No such designation shall become effective until Borrower has (i) delivered to the successor Collection Account Bank a written letter of instructions substantially equivalent to the Letter of Instruction and (ii) delivered to Lender or its designee evidence satisfactory to Lender that such instructions have been delivered to the successor Collection Account Bank and acknowledged by such successor's execution of an acknowledgment of instructions and notice substantially in the form included in the Letter of Instruction and such financing statements as may be necessary or appropriate have been prepared, executed and delivered to a filing agency.

          Section 2.14 Securitization. Borrower hereby acknowledges that Lender,
                       --------------
any of its Affiliates. its successors or assigns, may securitize the Loan through the issuance of the Certificates, which will be rated by the Rating Agencies (the "Securitization"). Borrower agrees that it will cooperate fully
               --------------
with Lender and the Rating Agencies in connection with the Securitization, including, but not limited to, by: (a) entering into nonmaterial amendments to the Loan Documents to the extent required by the Rating Agencies or otherwise in connection with the Securitization, which amendments will not affect the interest rate, amortization or maturity of the Loan; (b) assisting in the preparation of offering documents describing the Loan and the Securitization in a manner that satisfies the requirements of applicable federal and state securities laws, by (without limitation) (i) providing such information as may be requested in connection therewith and (ii) acting reasonably and promptly in connection with its review and approval of the relevant portions of the offering documents; (c) causing to be rendered, at Borrower's sole cost and expense, such customary opinion letters as shall be requested by the Rating Agencies, including, without limitation, an opinion letter from counsel to Borrower, in form and substance reasonably acceptable to Borrower's counsel and Lender, with respect to the assignment of the Loan and the Loan Documents to Trustee and a reliance letter in favor of the Rating Agencies with respect to opinions delivered by Borrower's counsel on the Closing Date; (d) to the extent it is able to do so, representing that as of the Securitization Closing Date (i) the Tax Fair Market Value of each Individual Property is equal to or greater than the Allocated Loan Amount for such Individual Property and (ii) the Tax Fair Market Value of the Mortgaged Property is equal to or exceeds the Principal Indebtedness, and providing Lender with any supporting materials reasonably requested by Lender;
(e) re-making the representations and warranties contained in the Loan Documents as of the Securitization Closing Date; and (f) obtaining, at Borrower's sole cost and expense, a comfort letter from a nationally recognized accounting firm in connection with financial information relating to Borrower or the Mortgaged Property which is presented in the offering documents. Borrower agrees to pay its pro rata share of third party fees and expenses incurred by Lender or its Affiliates in connection with the Securitization, including, but not limited to, legal fees and disbursements, third-party due diligence expenses, Rating Agency fees and expenses, the costs of providing appraisals, environmental reports and engineering reports as required by the Rating Agencies, and any servicing, Trustee or special servicing fees and expenses, provided, however, that the
                                                --------  -------
expenses to be reimbursed by Borrower shall not exceed $99,000. In connection with the Securitization, Lender intends to use the Engineering Reports and the Environmental Reports, updated as necessary due to the age of such Reports, to the extent permitted by the Rating Agencies. Lender shall provide Borrower with an itemized bill of the expenses for which it seeks reimbursement from Borrower. On or prior to the Securitization Closing Date, Borrower shall execute and deliver to Lender an instrument (in form and substance reasonably satisfactory to Lender and Borrower) indemnifying and holding Lender and its controlling Persons and Affiliates harmless against all claims, liabilities, costs, expenses and damages incurred by Lender and its controlling Persons and Affiliate's (including, without limitation, all liabilities under the Securities Act, the Exchange Act and all other applicable federal and state securities laws) as a direct result of any untrue statement of a material fact contained in such offering documents based on information provided by, or on behalf of, Borrower which describes Borrower, the Individual Properties (and the management thereof) or any aspect of the Loan, or as a result of any untrue statement of material fact in any of the financial statements of Borrower incorporated into the offering documents or the failure to include in such financial statements or in such offering documents any material fact relating to Borrower, the Individual Properties (and the management thereof) and any aspect of the Loan necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Borrower shall have had
                                --------  -------
an opportunity to review the relevant portions of the offering documents.

          Section 2.15 Letter of Credit in Lieu of Deposits.
                       ------------------------------------

               (a) Notwithstanding the provisions of Section 2.12, the Managers
                                                     ------------
of the Individual Properties shall not be required to deposit all security deposits collected by such Managers, within one Business Day after receipt thereof, directly into the Collection Account for transfer to the Security Deposit Sub-Account, if and to the extent that Borrower obtains, delivers to Lender and maintains an irrevocable, standby letter of credit (a "Letter of
                                                                  ---------
Credit" ) (i) issued by a bank or other financial institution acceptable to
- ------
Lender in its sole and absolute discretion, (ii) in form and substance satisfactory to Lender and its counsel in their sole and absolute discretion, (iii) naming Lender as beneficiary, (iv) with respect to which neither Borrower nor Borrower's General Partner shall be an account party or have any other obligation with respect thereto, and (v) in an amount greater than or equal to the difference of (1) the aggregate amount of all security deposits delivered by the tenants of the Individual Properties as of the Closing Date (which amount is deemed by the parties hereto to be $145,340.37 as of the Closing Date, and which amount may be increased or decreased from time to time to reflect any increase or decrease in the total of all security deposits delivered by tenants caused by new tenants replacing existing tenants on or after the Closing Date or new tenants leasing space in the Individual Properties which is vacant on the Closing Date) (such aggregate amount shall be hereinafter referred to as the "Total Security Deposit Amount") minus (2) the balance held
                    -----------------------------
in the Security Deposit Sub-Account.

               (b) Lender will return the Letter of Credit to Borrower, provided
                                                                        --------
that Borrower deposits immediately available funds into the Security Deposit
- ----
Sub-Account and/or obtains and delivers to Lender a replacement Letter of Credit (which complies with the terms and provisions of this Section 2.15) in an
                                                      ------------
amount, either in combination or alone, which is equal to or greater than the Total Security Deposit Amount.

               (c) Lender may draw on the Letter of Credit by sight draft at any time (i) by stating that an Event of Default has occurred under this Agreement or (ii) after the thirtieth (30th) day prior to the expiration thereof unless Borrower has extended the term of the Letter of Credit or replaced it with another Letter of Credit that complies with the terms and provisions of this
Section 2.15. All amounts drawn on the Letter of Credit shall be deposited into
- ------------
the Security Deposit Sub-Account and shall be deemed for all purposes to a portion of the Account Collateral.


                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

          Section. 3.1  Conditions Precedent to Effectiveness and Disbursement
                        ------------------------------------------------------
of the Loan. This Agreement shall become effective, and the Loan shall be made,
- -----------
on the date that all of the following conditions shall have been satisfied (or waived in accordance with Section 7.4):
                          -----------

               (A)  Loan Documents.

                    (i) Mortgage Loan Agreement. Borrower shall have executed
                        -----------------------
and delivered this Agreement to Lender.

                    (ii) Note.  Borrower shall have executed and delivered to
                         ----
Lender the Note.

                    (iii) Mortgages. Borrower shall have executed and delivered
                          ---------
the Mortgages to Lender and the Mortgages shall have been filed of record in the appropriate filing offices in each of the jurisdictions in which the Individual Properties are located or irrevocably delivered to a title agent for such recordation.

                    (iv) Assignments of Agreements. Borrower shall have executed
                         -------------------------
and delivered the Assignments of Agreements to Lender and such documents shall have been filed of record in the appropriate filing offices in each of the jurisdictions in which the Individual Properties are located or irrevocably delivered to a title agent for such recordation.

                    (v) Assignment of Leases. Borrower shall have executed and
                        --------------------
delivered the Assignments of Leases to Lender and the Assignments of Leases shall have been filed of record in the appropriate filing offices in each of the jurisdictions in which the Individual Properties are located or irrevocably delivered to a title agent for such recordation.

                    (vi) CC Account Agreement. Borrower and Bank shall have
                         --------------------
executed the CC Account Agreement and delivered to Lender a copy thereof,

                    (vii) Tenant Letters. Borrower shall have executed and
                          --------------
mailed Tenant Letters to each of its tenants and delivered to Lender a copy thereof.

                    (viii) Letter of Instruction. Borrower and the Collection
                           ---------------------
Account Bank shall have executed a Letter of Instruction and delivered to Lender a copy thereof.

                    (ix) Financing Statements. Borrower shall have executed and
                         --------------------
delivered all financing statements specified on Exhibit O attached hereto to
                                                ---------
Lender and such financing statements shall have been filed of record in the appropriate filing offices in each of the jurisdictions in which the Individual Properties are located and all other appropriate jurisdictions or irrevocably delivered to a title agent for such recordation.

               (B) Opinion of Counsel. Lender shall have received from Gibson,
                   ------------------
Dunn & Crutcher, special counsel to Borrower, its legal opinion in substantially the form attached hereto as Exhibit P. Such legal opinion will be addressed to
                            ---------
Lender, dated the Closing Date, and in form and substance satisfactory to Lender and its counsel. Borrower hereby instructs such counsel to deliver to Lender such opinion addressed to Lender.

               (C) Entity Documents. Lender shall have received with respect to
                   ----------------
(i) Borrower (x) its certificate of partnership, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than 5 days prior to the Closing Date, (y) its partnership agreement certified by its general partner to be true, correct and complete as of the Closing Date and (z) good standing certificates from the Secretaries of State for the State of its formation and each State in which an Individual Property owned by it is located, each to be dated a date not more than 10 days prior to the Closing Date, and (ii) General Partner its certificate of incorporation, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than 5 days prior to the Closing Date, together with good standing certificates from such Secretary of State and from the Secretaries of State of each other State in which such entity is required to be qualified to transact business, each to be dated a date not more than 5 days prior to the Closing Date.

               (D) Certified Resolutions. etc. Lender shall have received a
                   --------------------------
certificate of the secretary or assistant secretary of Borrower dated the Closing Date, certifying (i) the names and true signatures of its incumbent officers authorized to sign the applicable Loan Documents, (ii) its by-laws as in effect on the Closing Date, (iii) the resolutions of its board of directors approving and authorizing the execution, delivery and performance of all Loan Documents executed by it, and (iv) that there have been no changes in its certificate of incorporation since the date of the most recent certification thereof by the appropriate Secretary of State.

               (E) Incumbency. A certificate of the General Partner in respect
                   ----------
of each of the officers (i) who is authorized to sign on its behalf the Loan Documents to which either is a party and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby (and Lender may conclusively rely on such certificates until it receives notice in writing from the General Partner to the contrary).

               (F) Insurance.  Lender shall have received certificates of
                   ---------
insurance demonstrating insurance coverage in respect of each of the Individual Properties of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in this Agreement and the Mortgages. Such certificates shall indicate that Lender and its designee, if any, are named as additional insureds as their interests may appear and shall contain a loss payee endorsement in favor of Lender and its designee with respect to the property policies required to be maintained under this Agreement and the Mortgages. All insurance policies required to be maintained hereunder shall be maintained throughout the term of this Agreement in the types and amounts required under this Agreement and the Mortgages.

               (G) Lien Search Reports. Lender shall have received satisfactory
                   -------------------
(i.e., showing no Liens other than Permitted Encumbrances) reports of UCC
 ----
(collectively, the "UCC Searches"), tax lien, judgment and litigation searches
                    ------------
conducted by a search firm acceptable to Lender with respect to the Collateral, such searches to be conducted in each of the locations set forth on Exhibit Q
                                                                    ---------
attached hereto.

               (H) Title Insurance.  Policies of title insurance on forms of and
                   ---------------
issued by one or more title companies satisfactory to Lender (the "Title
                                                                   -----
Companies"), showing fee simple title vested in Borrower and insuring the first
- ---------
priority of the Liens created under the Mortgages in an amount for each Individual Property equal to not less than the Allocated Loan Amount for such Individual Property on the date hereof (or, at the option of Lender the total of the Allocated Loan Amount for all of the Mortgaged Property on the date hereof subject to a "tying" endorsement reducing such amount by the amount of losses paid under the policies relating to the other Mortgaged Property), subject only to such defects, liens, encumbrances, assessments, security interests, restrictions, easements and other tide exceptions as are satisfactory to Lender, together with, as may be reasonably required by Lender, such reinsurance schedules and agreements in respect of all then existing title insurance policies for the Mortgaged Property in amounts and otherwise in form and substance satisfactory to Lender and executed by the Title Companies. Such policies shall also contain such endorsements and affirmative insurance provisions as Lender may reasonably require. In addition, Borrower shall have paid to the Title Companies all expenses and premiums of the Title Companies in connection with the issuance of such policies and an amount equal to the recording and stamp taxes (including mortgage recording taxes) payable in connection with recording the Mortgages in the appropriate county land offices.

               (I) Budgets; Operating Reports; Financial Statements. Lender
                   ------------------------------------------------
shall have received (i) operating budgets for the Fiscal Year ending December 31, 1996, for the Individual Properties, (ii) historical operating reports for the Individual Properties for the three years commencing January 1, 1993, and audited financial statements for Limited Partner for the calendar year 1995, and
(iii) financial statements reflecting the treatment described in the agreed upon procedures letter between Deloitte & Touche and Borrower.

               (J) Environmental Matters. Lender shall have received
                   ---------------------
Environmental Reports, acceptable to Lender, with respect to each of the Individual Properties, such Environmental Reports to be conducted by Independent environmental engineers acceptable to Lender.

               (K) Consents, Licenses, Approvals, etc. Lender shall have
                   ----------------------------------
received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower, and the validity and enforceability, of the Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

               (L) Additional Matters. Lender shall have received such other
                   ------------------
Permits, certificates (including certificates of occupancy for each Individual Property), opinions, documents and instruments (including letters from the appropriate Governmental Authorities regarding the zoning of each Individual Property and evidence that utility services are available for each Individual Property and that each Individual Property is subject to separate tax assessment) relating to the Loan as may have been reasonably requested by Lender, and all corporate and other proceedings, all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Loan shall be satisfactory in form and substance to Lender.

               (M) Representations and Warranties. The representations and
                   ------------------------------
warranties herein and in the other Loan Documents shall be true and correct in all material respects on such date both before and after giving effect to the making of the Loan.

               (N) No Default or Event of Defaults. No Default or Event of
                   -------------------------------
Default shall have occurred and be continuing on such date either before or after giving effect to the making of the Loan.

               (O) No Injunction. No law or regulation shall have been adopted.
                   -------------
no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making or repayment of the Loan or the consummation of the Transactions.

               (P) Surveys.  Lender shall have received a Survey with respect to
                   -------
each Individual Property prepared by a licensed or registered land surveyor satisfactory to Lender, in compliance with the minimum standard detail requirements for land title surveys adopted by the American Land Title Association and American Congress on Surveying and Mapping, and certified to Lender, Borrower, the Title Companies and any other parties requested by Lender as of a certification date approved by Lender.

               (Q) Engineering Reports. Lender shall have received the
                   -------------------
Engineering Reports, acceptable to Lender, with respect to the Individual Properties, such Engineering Reports to be prepared by Independent Engineers acceptable to Lender.

               (R) Probable Maximum Loss Studies. Lender shall have received the
                   -----------------------------
Probable Maximum Loss Studies, acceptable to Lender, with respect to the potential damage to the Individual Properties in the event of an earthquake.

               (S) Contracts. Borrower shall have delivered to Lender a copy of
                   ---------
each material contract and permit affecting the Individual Properties.

               (T) Management Agreement. Lender shall have received a copy of
                   --------------------
the Management Agreement.

               (U) Transaction Costs. Borrower shall have paid (or agreed to pay
                   -----------------
at closing from the proceeds of the Loan) all Transaction Costs for which bills have been submitted.

               (V) Leases: Tenant Estoppels and Agreements. Borrower shall have
                   ---------------------------------------
delivered rent rolls with respect to each of the Individual Properties dated as of April 30, 1996 and certified as true and correct and, to the extent requested by Lender, copies of Leases. Borrower shall have also delivered an original executed tenant estoppel certificate and agreement in substantially the form attached hereto as Exhibit R with respect to each Material Lease as specified on
                   ---------
Schedule 2 attached hereto and 60% of all other Leases, which tenant estoppel
- ----------
certificates and agreements shall disclose no defaults or other conditions not disclosed to Lender prior to April 30, 1996 which, in Lender's reasonable opinion, have or may have a material adverse effect on the Net Cash Flow for the affected Individual Property.

               (W) Security Deposit Letter of Credit or Funds Deposit.  Borrower
                   --------------------------------------------------
shall have either (1) delivered a Letter of Credit to Lender in an amount equal to the Total Security Deposit Amount as of the Closing Date or (2) deposited in the Cash Collateral Account for allocation to the Security Deposit Sub-Account immediately available funds, which in the aggregate equal the Total Security Deposit Amount as of the Closing Date.

               (X) Appraisals. Lender shall have received an appraisal of each
                   ----------
of the Individual Properties satisfactory to Lender in its sole discretion prepared by an Independent MAI appraiser acceptable to Lender.

          Section 3.2  Acceptance of Borrowings. The acceptance by Borrower of
                       ------------------------
the proceeds of the Loan shall constitute a representation and warranty by Borrower to Lender that all of the conditions required to be satisfied under this Article III in connection with the making of the Loan have been satisfied
     -----------
or waived in accordance with Section 7.4.
                             -----------

          Section 3.3  Form of Loan Documents and Related Matters. The Note and
                       ------------------------------------------
all of the certificates, agreements, legal opinions and other documents and papers referred to in this Article III, unless otherwise specified, shall be
                           -----------
delivered to Lender, and shall be satisfactory in form and substance to Lender in its sole discretion (unless the form thereof is prescribed herein).


                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Section 4. 1  Borrower Representations.  Borrower represents and
                        ------------------------
warrants that:

               (A) Existence and Rights. Each of the REIT, the Limited Partner,
                   --------------------
the General Partner (collectively, the "Parent Entities") and Borrower: (a) is a
                                        ---------------
corporation or limited partnership duly organized and validly existing under the laws of the jurisdiction of its incorporation or existence; (b) has all requisite power, corporate or otherwise, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted and to execute, deliver and perform any of their respective obligations under this Agreement or the Loan Documents; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on the consolidated financial condition, business, operations or prospects taken as a whole of the Parent Entities.

               (B) Financial Condition. Borrower has delivered to Lender
                   -------------------
complete and correct copies of (a) the operating reports for the Individual Properties for the twelve months ended April 30, 1996 and (b) the balance sheet and related statements of operations, shareholder's equity and cash flows as of and for the year ended December 31, 1995 for the REIT, all prepared in accordance with generally accepted accounting principles. Borrower has no liabilities as of the date hereof, except for the Indebtedness, and prior hereto has had no operations or liabilities. The balance sheet of the REIT at December 31, 1995 and the statement of operations of the REIT for the year ended December 31, 1995, fairly present the financial condition of the REIT. On said dates there were no material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates (including but not limited to any such liabilities. commitments or losses materially affecting any of the Individual Properties). Since December 31, 1995 there has been no material adverse change in the financial condition, operations, business or prospects of the REIT from that set forth in said financial statements as at said date (including but not limited to any material adverse change in the condition or prospects of any of the Individual Properties).

               (C) Litigation. Except as disclosed in Exhibit S, there are no
                   ----------                         ---------
legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of Borrower) threatened against Borrower which, if adversely determined, could have a material adverse effect on the consolidated financial condition, operations, business or prospects taken as a whole of Borrower.

               (D) No Breach. None of the execution and delivery of this
                   ---------
Agreement or any other Loan Document to which Borrower is a party, the consummation of the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof will materially conflict with or result in a material breach of, or require any consent (except such consents as have been obtained) under, the Partnership Agreement, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Borrower is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Lien arising under the Security Documents) result in the creation or imposition of any Lien upon any of the revenues or assets of Borrower pursuant to the terms of any such agreement or instrument.

               (E) Partnership Action. All action necessary for Borrower to
                   ------------------
execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is a party has been taken; and each of this Agreement and the other Loan Documents to which Borrower is a party has been duly and validly executed and delivered by Borrower and constitutes, and the Note when executed and delivered for value will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms subject to bankruptcy, insolvency and equitable principles.

               (F) Approvals. No authorizations, approvals or consents of, and
                   ---------
no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Borrower of this Agreement and the other Loan Documents to which it is a party or for the validity or enforceability thereof,

               (G) Use of Loan. Borrower is not engaged principally, or as one
                   -----------
of its important activities, in the business of extending credit for the purpose, whether immediate.

incidental or ultimate, of buying or carrying margin stock and no part of the proceeds of the Loan hereunder will be used to buy or carry any margin stock.

               (H) ERISA. The Parent Entities, Borrower and the ERISA Affiliate
                   -----
have fulfilled their respective obligations under the minimum funding-standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business) and no event or condition has occurred and is continuing as to which Borrower would be under an obligation to furnish a report to Lender under
Section 5.1.
- -----------

               (I) Taxes. Borrower has filed all United States Federal income
                   -----
tax returns and all other material tax returns (including but not limited to state and local tax returns) which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by Borrower; except such taxes which are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained. The charges, accruals and reserves on the books of Borrower in respect of taxes and other governmental charges are, in the opinion of Borrower, adequate.

               (J) Investment Company Act. Borrower is not an "investment
                   ----------------------
company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               (K) Materials. Borrower has obtained all permits, licenses and
                   ---------
other authorizations which it is required to obtain under all Environmental Laws. Borrower is in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

               In addition, except for violations of Environmental Law and Environmental Conditions set forth in the reports and other materials described in Exhibit E hereto:
   ---------

                    (i) No Environmental Claim is pending, and no penalty has been assessed and no investigation or review is pending or threatened by any governmental entity or other Person with respect to any alleged failure by Borrower to have any permit, license or authorization required, or to comply with any Environmental Law, in connection with the conduct of the business of Borrower or with respect to any generation, treatment, storage, recycling, transportation, release or disposal, or any release as defined in 42 U.S.C.
(S)9601(22) ("Environmental Release"), of any substance regulated under
              ---------------------
Environmental Laws, including without limitation, asbestos, polychlorinated biphenyls ("PCBs"), petroleum products or wastes, or lead (in water or paint) ("Hazardous Materials").

                    (ii) Borrower has not handled any Hazardous Material, other than as a generator, on any property now or previously owned or leased by Borrower that has resulted, or may reasonably be expected to result, in an Environmental Claim: and except to the extent such matters are in compliance with, and do not require reporting to clean up under applicable laws:

                         (1) no PCBs are or, to Borrower's knowledge, have been
present at any property now or previously owned or leased by Borrower:

                         (2) no asbestos is or, to Borrower's knowledge, has
been present at any property now or previously owned or leased by Borrower;

                         (3) there are and have been no underground storage
tanks for Hazardous Materials, active or abandoned, at any property now or previously owned or leased by Borrower;

                         (4) no Environmental Release of Hazardous Materials has
occurred and no such Hazardous Materials are present, at, on or under any property now or previously owned by Borrower.

                    (iii) Borrower has not transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for
                                                     ------
possible inclusion on the National Priorities List by the Environmental Protection Agency or CERCUS or on any similar state list or which is the subject of federal, state or local enforcement actions or, to Borrower's knowledge, other investigations which may reasonably be expected to lead to Environmental Claims against Borrower including, but not limited to, personal injury claims. property damage claims and claims under CERCLA.

                    (iv) No Hazardous Material generated by Borrower has been recycled, treated, stored or disposed of and no Environmental Release by Borrower has occurred at any location other than those listed in Exhibit E
                                                                 ---------
hereto.

                    (v) No oral or written notification of an Environmental Release of a Hazardous Material has been filed by or on behalf of Borrower and no property now or previously owned or leased by Borrower is listed or proposed for listing on the National Priority List promulgated pursuant to CERCLA, on CERCUS or on any similar state list of sites requiring investigation or clean-up.

                    (vi) There are no Liens arising under or pursuant to any Environmental Laws on any of the real property or properties owned or leased by Borrower, and no government actions have been taken or, to Borrower's knowledge, are in process which could subject any of such properties to such Liens and Borrower would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

                    (vii) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of Borrower in relation to any property or facility now or previously owned or leased by Borrower which have not been provided to Lender.

               (L) Subsidiaries, Etc. Borrower has no Subsidiaries or
                   -----------------
Investments (other than Permitted Investments). Borrower owns, free and clear of Liens, all such Permitted Investments.

               (M) Title. Borrower has good and marketable title to all of the
                   -----
tangible property and assets reflected as owned by it in the balance sheet referred to in Section 4.1(B) hereof and good and valid leasehold interests in
               --------------
all properties held under lease, and none of such properties or assets will be subject to any Lien (other than the Liens arising under the Security Documents and Liens permitted under Section 5.6 hereof). Borrower has good title to all of
                          -----------
the Collateral reflected as owned in the balance sheet of Borrower referred to in Section 4.1(B) hereof, free and clear of all Liens, other than the Lien
   --------------
arising under the Security Documents and other Liens permitted under Section
                                                                     -------
5.6, such other Liens in that they are not substantial in amount, do not in any
- ---
case materially detract from the value of the property subject thereto or materially impair the operation of Borrower and have not arisen other than in the ordinary course of business of Borrower.

               (N) Partnership Agreement. The Partnership Agreement is in full
                   ---------------------
force and effect and has not been modified or amended in any respect.

               (O) Single-Purpose Entity. Borrower hereby represents and
                   ---------------------
warrants to, and covenants with, Lender that as of the date hereof and until such time as the Debt shall be paid in full:

                    (i) Borrower does not own and will not own any asset or property other than (A) the Individual Properties, and (B) incidental personal property necessary for the ownership or operation of the Individual Properties.

                    (ii) Borrower will not engage in any business other than the ownership, management and operation of the Individual Properties and Borrower will conduct and operate its business as presently conducted and operated.

                    (iii) Borrower will not enter into any contract or agreement with any affiliate of the Borrower, any constituent party of Borrower or any affiliate of any constituent party, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

                    (iv) Borrower has not incurred and will not incur any Other Indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation) other than the Indebtedness and Other Indebtedness permitted under Section 5.7. Except as permitted under Section 5.6
                             -----------                            -----------
and Section 5.7(B), no Other
    --------------

Indebtedness other than the Indebtedness may be secured (subordinate or pari
                                                                        ----
passu) by the Individual Properties.
- -----

                    (v) Borrower has not made and will not make any loans or advances to any third party (including any affiliate or constituent party), and shall not acquire obligations or securities of its affiliates.

                    (vi) Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

                    (vii) Borrower has done or caused to be done and will do all things necessary to observe partnership formalities and preserve its existence, and Borrower will not, nor will Borrower permit any constituent party to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, trust or other organizational documents of Borrower or such constituent party without the prior written consent of Lender.

                    (viii) Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of its affiliates and any constituent party and Borrower will file its own tax returns. Borrower shall maintain its books, records, resolutions and agreements as official records.

                    (ix) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Borrower or any constituent party of Borrower), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks.

                    (x) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

                    (xi) Neither Borrower nor any constituent party will seek or effect the liquidation, dissolution, winding up, liquidation, consolidation or merger, in whole or in part, of the Borrower.

                    (xii) Borrower will not commingle the funds and other assets of Borrower with those of any affiliate or constituent party or any other Person.

                    (xiii) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or constituent party or any other Person.

                    (xiv) Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other Person.

                    (xv) General Partner is a corporation whose sole asset is its interest in Borrower and General Partner will at all times comply, and will cause Borrower to comply, with each of the representations, warranties, and covenants contained in this Section 4.1(O) as if such representation, warranty
                            --------------
or covenant was made directly by such General Partner.

                    (xvi) Borrower shall at all times cause there to be at least one duly appointed member of the board of directors (an "Independent Director")
                                                        -----------------------
of General Partner of Borrower reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding five years (i) a shareholder of, or an officer, director, partner or employee of, Borrower or any of its shareholders, subsidiaries or affiliates, (ii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or affiliates, (iii) a person or other entity controlling or under common control with any such shareholder, partner supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, director, partner, employee, supplier or customer of any other director of Borrower. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

                    (xvii) Borrower shall not cause or permit the board of directors of the general partner of Borrower to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires a vote of the board of directors of the general partner of Borrower unless at the time of such action there shall be at least one member who is an Independent Director.

                    (xviii) Borrower shall conduct its business so that the assumptions made with respect to Borrower in that certain opinion letter dated the Closing Date delivered by Gibson, Dunn & Crutcher in connection with the Loan shall be true and correct in all respects.

               (P) Restricted Activities. The Partnership Agreement provides
                   ---------------------
that Borrower may not engage in any business activity other than activities necessary, appropriate, suitable or convenient to (i) acquiring, owning, operating, leasing, refinancing and selling or otherwise disposing of the Mortgaged Property and any properties which have been released from the Lien of the Security Documents, and (ii) borrowing Other Indebtedness that is not prohibited under Section 5.7, and (iii) giving security for the Loan, and (iv)
                 -----------
entering into, or modifying, contractual arrangements for the management of the Mortgaged Property and any properties which have been released from the Liens of the Security Documents.

               (Q) Employees. Borrower has no employees.
                   ---------

               (R) Solvency.  None of the transactions contemplated by the Loan
                   --------
Documents will be or have been made with an actual intent to hinder, delay or defraud any present or future creditors of Borrower, and Borrower is not and will not be rendered insolvent by such transactions or will have received fair and reasonably equivalent value in good faith for the grant of the Liens created by the Security Documents. Borrower is able to pay its debts as they become due, including contingent obligations reasonably likely to become due. Borrower's assets do not and, immediately following the transactions contemplated by this Agreement, will not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

               (S) Delinquent Property Liens. Except for claims which are not
                   -------------------------
material in amount or which constitute or are permitted by Section 5.6, there is
                                                           -----------
no delinquent tax, sewer rent, water charge, assessment or other outstanding charge against any of Borrower's Mortgaged Property; and, except as shown in the title policies, there are no mechanic's or similar Liens or, to Borrower's knowledge, claims for overdue payment for work performed by or on behalf of Borrower, labor or material affecting Borrower or the Mortgaged Property which are or could become Liens prior to, or equal with, the Liens of the Mortgages except as previously disclosed in writing to Lender, there are no mechanics, or similar Liens or claims affecting the Mortgaged Property which have not been insured or endorsed over by the title insurance companies issuing the title policies.

               (T) Insurance. Each Individual Property is covered by insurance
                   ---------
of the type and in the amounts and provided by the carriers required by this Agreement and the Mortgage encumbering such Individual Property.

               (U) Lien Priority. The Mortgages will constitute valid,
                   -------------
subsisting and enforceable first Liens and perfected security interests on the Mortgaged Property owned by Borrower, including all buildings and fixtures which constitute part of such Mortgaged Property under applicable law, and all additions, alterations and replacements made at any time with respect to the foregoing, subject only to Liens permitted under Section 5.6 hereof.
                                                 -----------

               (V) Improvements. Except as disclosed in the surveys or title
                   ------------
policies delivered to Lender hereunder, all improvements comprising a portion of any Individual Property lie wholly within the boundary and building restriction lines of such Individual Property and no improvements on adjoining properties encroach upon any Individual Property in any respect.

               (W) Casualty; Condemnation. The Mortgaged Property is free of
                   ----------------------
material damage and waste and there is no proceeding pending or, to the best of Borrower's knowledge, threatened, for the total or partial taking of any Individual Property owned by Borrower and no Event of Loss has occurred with respect to any Individual Property.

               (X) Zoning and Other Laws. Each Individual Property owned by
                   ---------------------
Borrower and the use and operation thereof, separate and apart from any other properties, constitutes a legal use under applicable zoning regulations and complies in all material respects with all applicable requirements of law and all applicable insurance requirements.

               (Y) Leases. Borrower has made available to Lender a correct and
                   ------
complete copy of each Lease and sublease relating to the Mortgaged Property owned by Borrower required under this Agreement as of the Closing Date and all amendments thereto.

The information regarding such Leases and subleases contained in Schedule 2 is
                                                                 ----------
correct and complete in all material respects as of the date set forth thereon and such Schedule lists all amendments to the Leases and subleases as of the date hereof. Except as set forth on Schedule 2, as of the Closing Date each
                                     ----------
such Lease or sublease relating to the Mortgaged Property is unmodified and in full force and effect and Borrower is not, and, to Borrower's knowledge, no Tenant is in default under any Lease relating to the Mortgaged Property (other than any defaults which, if uncured, would not have a material adverse effect on the value, utility or legality of the applicable Individual Property).

               (Z) Contracts. Schedule 3 sets forth a description of each
                   ---------  ----------
contract or other agreement and management agreement (including all amendments thereto) to which Borrower, the Parent Entities or any Affiliate thereof is a party which is material to the use and operation of any Individual Property owned by Borrower as of the Closing Date other than any such contract or agreement which may be terminated on thirty days, or less notice and without any material penalty and the information set forth in such Schedule is correct and complete in all material respects as of the date hereof. A correct and complete copy of each contract or other agreement and management agreement (including all such amendments) specified on Schedule 3 has been provided to
                                             ----------
Lender and each thereof is unmodified (except as set forth on Schedule 3) and in
                                                              ----------
full force and effect and neither Borrower nor, to Borrower's knowledge, any other party to any thereof is in default thereunder (other than any defaults which, if uncured, would not have a material adverse effect on the value, utility or legality of the applicable Individual Property). Borrower has made available to Lender a correct and complete copy of each material agreement between Borrower and any Tenant or guarantor of a Tenant of Borrower relating to the Mortgaged Property owned by Borrower as of the Closing Date and all amendments thereto as set forth on Schedule 3 and the information regarding
                                   ----------
such agreements contained in Schedule 3 is correct and complete in all material
                             ----------
respects as of the date set forth therein and such Schedule lists all amendments to each such agreement as of the date set forth therein. Except as set forth on
Schedule 3, each of such agreements is unmodified and in full force and effect
- ----------
and Borrower is not, and, to Borrower's knowledge, no other party is in default under any such agreement (other than any defaults which, if uncured, would not have a material adverse effect on the value, utility or legality of the applicable Individual Property) and Borrower has no knowledge of the existence of any other such agreements with respect to the Mortgaged Property.

               (AA) Permits. There has been issued in respect of each Individual
                    -------
Property all material permits and governmental approvals necessary or required to own, operate, use and occupy such Individual Property in the manner currently operated, including any required permits relating to Hazardous Substances, other than any such permit or approval which, if not obtained, would not have a material adverse effect on the value, utility or legality of such Individual Property or the obligations of the Tenant under any Lease affecting such Individual Property. Each such permit is in full force and effect and Borrower has not received any notice of violation or revocation thereof. No other permits are required from any governmental entity in order to operate such Individual Property as it is now operated.

               (AB) Utilities and Public Access. Each Individual Property has
                    ---------------------------
adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. To Borrower's best knowledge, after reviewing the survey(s) required by this Agreement, all public utilities necessary or convenient to the full use and enjoyment of each Individual Property are located in the public right-of-way abutting the premises, and all such utilities are connected so as to serve such Individual Property without passing over other property. Borrower has not received any notice of actual or threatened reduction or curtailment of any utility service now supplied to any Individual Property owned by Borrower. All roads necessary for the full utilization of each Individual Property for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities.

               (AC) Certificates of Occupancy. Borrower has not received any
                    -------------------------
notice of actual or threatened cancellation or suspension of any certificate of occupancy for any portion of any Individual Property owned by Borrower and all such certificates of occupancy are in full force and effect.

               (AD) Assessments. (a) Borrower has not received any notice of
                    -----------
actual or threatened special assessments or reassessments of any Individual Property owned by Borrower which is not reflected on financial information previously provided to Lender and which would have a material adverse effect on the financial condition, operations, business or prospects of Borrower; and (b) Borrower shall not suffer, permit or initiate the joint assessment of any Individual Property (i) with any other real property constituting a separate tax lot, and (ii) with any portion of the Individual Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Individual Property as a single lien. Each Individual Property is comprised of one (1) or more parcels, each of which, to Borrower's best knowledge, after reviewing any survey required hereby constitutes a separate tax lot and none of which constitutes a portion of any other tax lot.

               (AE) Conditions of Properties. Except as set forth in the
                    ------------------------
Engineering Reports, the buildings, structures and improvements included on or within each of the Individual Properties owned by Borrower are structurally sound and in good repair, and all mechanical, electrical, heating, air conditioning, drainage, sewer, water and plumbing systems are in proper working order.

               (AF) Tenant Estoppels. Borrower has delivered to Lender correct
                    ----------------
and complete copies of all Tenant estoppel certificates dated on or after 90 days before the date hereof which Borrower has in its possession with respect the Leases relating to Mortgaged Property owned by Borrower as of the Closing Date.

               (AG) Environmental Reports/Appraisals. Borrower has delivered to
                    --------------------------------
Lender correct and complete copies of all environmental audits, appraisals and market studies respecting the Mortgaged Property owned by Borrower as of the Closing Date which Borrower has in its possession.

               (AH) No Bankruptcy Filing. Borrower is not contemplating either
                    --------------------
the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

               (AI) Full and Accurate Disclosure. No statement of fact made by
                    ----------------------------
or on behalf of Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, any Individual Property or the business, operations or condition (financial or otherwise) of Borrower.

               (AJ) Enforceability. The Note, each Mortgage and each other Loan
                    --------------
Document executed by Borrower in connection therewith, including without limitation any Security Document, is original, and each is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to bankruptcy. insolvency and equitable principles. Such Note and each such Mortgage and the other Loan Documents executed by Borrower are, as of the date hereof, not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor will the operation of any of the terms of the Note, each such Mortgage and other Loan Documents executed by Borrower, or the exercise of any right thereunder, render the Mortgage unenforceable against Borrower, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

               (AK) ADA Compliance. Except as disclosed in the Engineering
                    --------------
Reports, each Individual Property complies with the Americans with Disabilities Act ("ADA") in all material respects.
      ---

               (AL) Not Foreign Person. Borrower is not a "foreign person"
                    ------------------
within the meaning of 51445(f)(3) of the Code.

               (AM) Flood Zones. To the best knowledge of Borrower, after review
                    -----------
of the survey of the Individual Property, the Improvements on each Individual Property are not located in a Flood hazard area as defined by the Federal Insurance Administration.

          Section 4.2  Survival of Representations.  Borrower agrees that all of
                       ---------------------------
the representations and warranties of Borrower set forth in Section 4.1 and
                                                            -----------
elsewhere in this Agreement and in the other Loan Documents are made as of the Closing Date (except as expressly otherwise provided) and shall survive the delivery of the Note and making of the Loan and continue for as long as any amount remains owing to Lender under this Agreement, the Note or any of the other Loan Documents; provided, however, that the representations set forth in
                      --------  -------  ----
Section 4.1(K) shall survive in perpetuity. All representations, warranties,
- --------------
covenants and agreements made in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

                                   ARTICLE V

                                   COVENANTS
                                   ---------

          Borrower covenants and agrees that, from the Closing Date and until payment in full of the Indebtedness (or with respect to a particular Individual Property, the earlier release of its Mortgage):

          Section 5.1  Financial Statements.  Borrower shall deliver or cause
                       --------------------
to be delivered to Lender and/or Lender or its designee:

               (A) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each Fiscal Year of Borrower, unaudited consolidated statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of Borrower for such period and for the period from the beginning of the respective Fiscal Year to the end of such period, and the related consolidated balance sheet as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding Fiscal Year, accompanied by a certificate of a senior financial officer of General Partner of Borrower, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations, as the case may be, of Borrower in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments):

               (B) as soon as available and in any event within 90 days after the end of each Fiscal Year of Borrower, consolidated statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of Borrower for such year and the related consolidated balance sheets as at the end of such year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding Fiscal Year, and audited by independent certified public accountants of recognized national standing:

               (C) as soon as possible, and in any event within ten days after Borrower or General Partner believes or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist, a statement signed by a senior financial officer of the REIT setting forth details respecting such event or condition and the action if any, which the Parent Entities, Borrower or any ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Parent Entities, Borrower or an ERISA Affiliate with respect to such event or condition):

                    (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code):

                    (ii) the distribution or filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

                    (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Parent Entities, Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                    (iv) the complete or partial withdrawal by the Parent Entities, Borrower or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Parent Entities, Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

                    (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Parent Entities, Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

                    (vi) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Borrower or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections; and

                    (vii) the imposition of a Lien or a security interest in connection with a Plan.

               (D) promptly after Borrower knows or has reason to know that any Default has occurred, a written notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that Borrower has taken and proposes to take with respect thereto;

               (E) as soon as available but in any event within 45 days after the end of each quarterly fiscal period of each Fiscal Year of Borrower, a report (certified by a senior officer of General Partner of Borrower) setting forth for each Individual Property: (i) a profit and loss statement and income statement, (ii) a detailed statement of operations in accordance with GAAP (including an analysis on a month-to-month and year-to-date basis showing and explaining any variance between the results of actual operations and the projected results of operations), (iii) the status of leasing and other matters relating to such Individual Property, and (iv) a detailed calculation of Operating Income, Operating Expenses, Net Cash Flow and, for all periods after the Prepayment Date, the Available Cash for such Individual Property;

          (F) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each Fiscal Year of Borrower (i) operating statements showing occupancy rates for each Individual Property and
(ii) for each Individual Property a written statement setting forth the names of all Tenants, the terms of their respective tenancies and agreements, the spaces occupied, the rental amount (gross and per square foot), any security paid by each Tenant, options for renewal, rental during renewal term, cancellation provisions, Tenant improvement costs, and such other relevant information with respect to each Individual Property as requested by Lender, in each case certified by a senior officer of General Partner of Borrower;

          (G) as soon as available and in any event within 15 days after the end of each month (i) a written statement certified by a senior officer of General Partner of Borrower showing occupancy rates for each Individual Property, (ii) copies of the current rent rolls certified by a senior officer of General Partner of Borrower for each Individual Property, and (iii) a list of all new Leases entered into by Borrower in the last month for each Individual Property including a written statement setting forth the names of all new Tenants, the terms of their respective tenancies and agreements, the spaces occupied, the rental amount (gross and per square foot), any security paid by each Tenant, options for renewal, rental during renewal term, cancellation provisions, Tenant improvement costs, and such other relevant information with respect to each new Lease as requested by Lender, in each case certified by a senior officer of General Partner of Borrower; and

          (H) from time to time such other information regarding the business, affairs or financial condition of the Parent Entities, Borrower (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) and such additional statements, reports, projections, budget and other information regarding the Collateral as Lender may reasonably request.

          Section 5.2   Litigation, Etc.  Borrower will promptly give to Lender
                        ---------------
and Lender or its designee notice of (a) all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceeding affecting Borrower, except proceedings which, if adversely determined, would not have a material adverse effect on the consolidated financial condition, operations, business or prospects taken as a whole of Borrower and (b) of any proposal by any public authority to acquire any Individual Property of Borrower or any portion thereof. Borrower shall cooperate fully with Lender with respect to any proceedings before any court, board or other governmental authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the Loan Documents and, in connection therewith, permit Lender, at its election, to participate (without any power to bind Borrower) in any such proceedings.

          Section 5.3  Partnership Existence, Etc.  Borrower will preserve and
                       --------------------------
maintain its corporate or partnership existence (as the case may be) and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would materially and adversely affect the consolidated financial condition, operations, business or prospects taken as a whole of Borrower; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; and permit representatives of Lender, during normal business hours and upon reasonable prior notice, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by Lender.

          Section 5.4  Insurance.  Borrower will keep insured by financially
                       ---------
sound and reputable insurers all property of a character usually insured by corporations or partnerships engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations or partnerships, which insurance shall be in amounts and coverages not less than, and issued by insurers meeting at least the standards, as more particularly provided in this Agreement and the Mortgages. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any insurance proceeds lawfully or equitably payable in connection with each Individual Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including attorneys' fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting such Individual Property or any part thereof) out of such insurance proceeds, all as more specifically provided in the Mortgages.

          Section 5.5   Prohibition of Fundamental Changes.  Borrower will not
                        ----------------------------------
enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). Borrower will not acquire any business or assets from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other assets to be sold or used in the ordinary course of business. Except as permitted in Section 2.7(a), Borrower will not convey, sell,
                                  --------------
Transfer or otherwise dispose of the Collateral without the prior written consent of Lender. Borrower will not lease all or a substantial part of any Individual Property without the prior written consent of Lender except for any space leases for uses consistent with the current use of space within the Individual Property in the ordinary course of Borrower's business. Borrower will not convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, but excluding (i) any inventory or other assets sold or disposed of in the ordinary course of business, (ii) obsolete or worn-out property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by Borrower shall not have a fair market value in excess of $200,000 in aggregate, or (iii) Mortgaged Property sold or Transferred in compliance with Section
                                                                   -------
2.7(a) hereof.
- ------
          Section 5.6  Limitation on Liens.  Borrower will not create, incur,
                       -------------------
assume or suffer to exist any Lien upon any of its property (including, without limitation, the Mortgaged

Property), assets or revenues, whether now owned or hereafter acquired, except the following Liens to the extent they do not materially and adversely affect the operation of any of the Individual Properties or Borrower's ability to repay the Indebtedness (collectively, "Permitted Encumbrances"):
                                 ----------------------

               (A) Liens imposed by any governmental authority for taxes, assessments or charges not yet delinquent or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Borrower, in accordance with GAAP;

               (B) carriers', warehousemen's, mechanic's, materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are junior and subordinate to the Mortgages and which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

               (C) any mechanic's and materialmen's Liens deleted from the exceptions to, or affirmatively insured against collection with respect to, the Individual Property under the applicable Title Insurance Policies;

               (D) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

               (E) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (F) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower;

               (G)  Liens arising under the Loan Documents; and

               (H) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or property (other than a substitution of like Property).

          Section 5.7  Other Indebtedness.  Borrower will not create, incur or
                       ------------------
suffer to exist any Other Indebtedness except:

               (A) Other Indebtedness consisting of trade accounts payable not more than 30 days past due incurred in the ordinary course of business (other than for borrowed money) in an aggregate principal amount not exceeding $200,000 at any time; and

               (B)  Other Indebtedness secured by Liens permitted under Section
                                                                        -------
5.6 hereof.
- ---

          Section 5.8   Investments.  Borrower will not make or permit to remain
                        -----------
outstanding any Investments except the Cash Collateral Account, the Collection Account and the account described in Section 2.12(h)(i) with banks and
                                     ------------------
Permitted Investments.

          Section 5.9   Payments.  Borrower will not make any distribution to
                        --------
its partners at any time that a Default shall have occurred and be continuing.

          Section 5.10  Change In Business.
                        ------------------

               (A) Borrower shall not cease to be a single-purpose entity complying with the terms of Section 4.1(0), or make any material change in the
                            --------------
scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business, or violate any of the provisions of the Partnership Agreement or amend the Partnership Agreement.

               (B) Borrower (i) will keep its own separate financial statements, books and records, maintain its own bank accounts, keep its funds or other assets separate from the funds or other assets of the Parent Entities and all other Persons to the extent necessary to maintain a legal existence separate and apart from the Parent Entities and any Affiliate of the Parent Entities,
(ii) will fund from its own assets (including its initial working capital reserve) all of its activities, expenses and liabilities, (iii) will pay its own operating expenses and liabilities from its own funds and will be adequately capitalized for such business purpose, (iv) will observe all customary procedures and formalities, (v) will in all dealings with the public, act under its own name and as a separate and distinct entity, and will not identify itself an being a division or a part of any of the Parent Entities or any other Person or identify the Parent Entities or any other Person as being a division or a part of Borrower, and (vi) will have at all times since their formation and will continue to be adequately capitalized in light or the nature of their respective businesses.

          Section 5.11  Transactions with Affiliates.  Except as expressly
                        ----------------------------
permitted by this Agreement, Borrower will not directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided that Borrower may enter into and comply with the Management Agreement and make any distributions to the Parent Entities unless otherwise prohibited herein.

          Section 5.12  Use of Proceeds.  Borrower will use the proceeds of the
                        ---------------
Loan hereunder as provided in Section 2.2 subject to compliance with the terms
                              -----------
and provisions hereof and all applicable legal and regulatory requirements; provided, however, that Lender shall not have any responsibility as to the use
- --------  -------
of any of such proceeds.

          Section 5.13  Modifications of Certain Documents.  Borrower will not
                        ----------------------------------
consent to any modification, supplement or waiver of any of the provisions of the Partnership Agreement or any of the Leases or the Management Agreement or terminate any Lease or the Management Agreement without the prior written consent of Lender, except modifications, waivers or supplements of Leases which would not result in a material adverse affect on (a) the rights and remedies of Lender hereunder or under the other Loan Documents, (b) the consolidated financial condition, business, prospects, Property or rights of Borrower or (c) the value of use of any Individual Property.

          Section 5.14  Subsidiaries.  Borrower shall  not form  or acquire  any
                         -----------
Subsidiaries without the prior written consent of Lender.

          Section 5.15  Property Management.  Borrower shall cause each of the
                        -------------------
Individual Properties to be managed pursuant to the Management Agreement or by another Person reasonably acceptable to Lender; provided, however, that (i) the
                                                --------  -------
assignment of any interest in the Management Agreement to a Person that is not an Affiliate of Borrower or the appointment of any manager in respect of any Individual Property that is not an Affiliate of Borrower (unless such appointment is an appointment of an agent made pursuant to the Management Agreement) shall require the prior written consent of Lender (not to be unreasonably withheld or delayed) and (ii) in the event that either (a) there shall have occurred and be continuing an Event of Default or (b) the Debt Service Coverage Ratio for the Individual Properties as a whole for any continuous twelve (12) month period shall be less than 1.15, Lender may instruct Borrower to remove the manager of any or all Individual Properties and designate a replacement property manager selected by Lender and willing to manage the Individual Properties for total annual fees not to exceed (in the reasonable opinion of Lender) then current market rates, and Borrower shall so remove the property manager and appoint such replacement. If such option is exercised by Lender after there shall have occurred and be continuing an Event of Default, the subsequent cure of such Event of Default shall not affect or impair Lender's right to instruct Borrower to so remove the property manager and appoint such replacement. If such option is exercised by Lender, the replacement property management company shall be selected by Lender, and if Lender deems appropriate the senior manager(s) thereof shall have had not less than five (5) years experience in the management of properties in the nature of the Individual Property. The property management agreement for such replacement property manager shall (unless an Event of Default shall have occurred) be reasonably acceptable to Borrower and shall in any event be reasonably acceptable to Lender. Borrower shall not, without the prior written consent of Lender, enter into any property management agreement concerning the Mortgaged Property (other than the Management Agreement), and, in any event, any property management agreement in respect of any Individual Property shall contain a provision permitting such agreement to be terminated as contemplated above. Borrower hereby appoints Lender as Borrower's attorney-in-fact to take all actions necessary to terminate the Management Agreement, remove the manager of any or all Individual Properties, and designate a replacement property manager in the manner set forth above.

          Section 5.16  Environmental Matters.
                        ---------------------

               (A) Borrower shall, at its sole cost and expense, comply in all material respects with all Environmental Laws applicable to the Mortgaged Property and shall ensure that all operations, businesses and activities conducted thereon are in material compliance with all Environmental Laws.

               (B) Borrower shall, at its sole cost and expense, comply in all material respects with and shall cause all Tenants of the Mortgaged Property to comply in all material respects with all recommendations of certified asbestos inspectors acceptable to Lender and all Environmental Laws relating to asbestos or asbestos-containing materials.

               (C) If Borrower shall receive any notice or other communication relating to any Environmental Claim with respect to any Individual Property concerning any actual, alleged, suspected or threatened violation of or liability under any Environmental Laws or any Environmental Condition, or that any representation or warranty herein relating to Hazardous Materials is not or is no longer accurate in any material respect, including, without limitation, any notice or other communication from any governmental authority concerning any actual or threatened Environmental Claim, then Borrower shall deliver to Lender, within ten (10) days after receipt of such notice or communication, a written description of such violation, liability, or actual or threatened event or condition. Receipt of such notice shall not be deemed to create any obligation on the part of Lender to defend or otherwise respond to such notification. Borrower shall promptly take all actions necessary to defend such notification of Environmental Claim or clean up or remedy such Environmental Condition in compliance with all Environmental Laws.

               (D) Upon Lender's reasonable request, Borrower shall, at its sole cost and expense, take all actions necessary to ensure that there is no Hazardous Material at, on or under the Mortgaged Property in quantities or concentrations other than those permitted by governmental authorities responsible for enforcing applicable Environmental Laws. Borrower shall reasonably promptly provide to Lender copies of all environmental site assessments or environmental audit reports, or updates of such assessments or reports that are generated in connection with the above activities. Borrower's obligations hereunder shall arise upon the reasonable request of Lender, taking into account all of the circumstances, including the conducting of tests in the past and with due regard to the likelihood of finding Hazardous Materials on the Mortgaged Property regardless of whether any governmental authority has taken or threatened any action with respect to the presence of any Hazardous Materials at, on, under or from the applicable Individual Property. If Borrower fails to discharge any of its obligations hereunder, Lender shall have the right, but not the obligation, in its reasonable discretion, at Borrower's sole cost and expense, to take such reasonable actions that Lender reasonably deems necessary or advisable, including, without limitation, the removal or cleanup of any Hazardous Materials at, on, under or from the Mortgaged Property. Borrower grants Lender and its employees, contractors and agents an irrevocable and non-exclusive license, subject to the rights of Tenants and upon reasonable prior notice, to enter upon the Mortgaged Property to conduct such activities in accordance with the preceding sentence. All reasonable costs and expenses incurred by Lender under this subsection shall be due and payable by Borrower on demand.

               (E) Following and during the continuance of an Event of Default, Borrower shall permit Lender to enter upon the Mortgaged Property at any reasonable time, at Borrower's sole cost and expense, to conduct an inspection of such Mortgaged Property, to determine compliance with all applicable Environmental Laws and to take any and all other actions that Lender deems reasonably necessary or advisable, including, without limitation, the removal or cleanup of any Hazardous Materials in quantities or concentrations which violate applicable Environmental Laws at, on or under the applicable Individual Property. Following and during the continuance of an Event of Default, Borrower grants Lender and its employees, contractors and agents an irrevocable and nonexclusive license, subject to the rights of Tenants, to enter upon the Mortgaged Property and to perform such tests on the Mortgaged Property necessary to conduct such reviews and investigations in accordance with the preceding sentence. All reasonable costs and expenses incurred by Lender under this subsection shall be due and payable by Borrower on demand.

               (F) Borrower shall not cause, nor permit or suffer the existence or the commission by Borrower, its agents, contractors, invitees, Tenants or any other person of any material violation of any applicable Environmental Laws at, on or under any of the Mortgaged Property.

          Section 5.17  Change in Business.  Borrower will not enter into any
                        ------------------
line of business other than the ownership and operation of any Individual Property, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

          Section 5.18  Perform Loan Documents.  Borrower shall observe, perform
                        ----------------------
and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents executed and delivered by Borrower.

          Section 5.19  ADA Compliance.  Except as disclosed in the Engineering
                        --------------
Reports. Borrower shall cause the Individual Properties to comply with the ADA in all material respects.

          Section 5.20 Insurance Standards.  Notwithstanding any other provision
                        -------------------
to the contrary in the Mortgages or the Loan Documents, the insurance coverage described in Section 2.03 of the Mortgages: (i) will be maintained by Borrower
             ------------
with companies approved by Lender and licensed to do business in all states where the Individual Properties are located, with a claims paying ability rating of "AA" (or the equivalent) or better by each of the Rating Agencies or otherwise acceptable to Lender in its sole discretion; (ii) shall name Lender and its successors and/or assigns as their interest may appear as the mortgagee;
(iii) shall contain a non-contributory standard mortgagee clause and a mortgagee's loss payable endorsement, or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the term of this Agreement without cost to Lender; (vi) shall be assigned and certified copies thereof delivered to Lender; (vii) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation of any of the policies; and (viii) otherwise shall be approved by Lender in the exercise of its reasonable judgment as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such policies as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the policies with receipts for the payment of the insurance premiums or other evidence of such payment reasonably satisfactory to Lender (provided, however, that Borrower is not required to furnish such evidence of payment to Lender in the event that such insurance premiums have been paid pursuant to
Section 2.12(g)(ii) hereof).  If Borrower does not furnish such evidence and
- ------------------
receipts at least thirty (30) days prior to the expiration of any expiring policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the insurance premiums therefor, and Borrower agrees to reimburse Lender for the cost of such insurance premiums promptly on demand. Within fifteen (15) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like. In the event that Borrower satisfies the requirements under this
Section 5.20 through the use of a policy covering more than the Individual
- ------------
Properties. Borrower shall provide evidence satisfactory to Lender that the insurance premiums for the Individual Properties covered by such policy are separately allocated under such policy and payment of such allocation shall continue such policy as to the Individual Properties notwithstanding any other payment of premiums, or, if no such allocation is available at any time during the term of this Agreement, Lender shall have the right to increase the Basic Carrying Costs Monthly Installments, as applicable, in an amount sufficient to purchase a non-blanket Policy covering the Individual Properties from insurance companies which qualify under this Agreement.


                                  ARTICLE VI

                                   DEFAULTS

          Section 6.1  Event of Default.  The occurrence of one or more of the
                       ----------------
following events shall be an "Event of Default" hereunder:
                              ----------------
               (i) if on any Payment Date the funds in the Cash Collateral Account are insufficient to pay the Required Debt Service Payment and Required Available Cash Payment, if any, due on such Payment Date;

               (ii) if Borrower fails to pay the outstanding Indebtedness on the Maturity Date;

               (iii) if on the date any payment of a Basic Carrying Cost would become delinquent, the funds in the Cash Collateral Account are insufficient to make such payment;

               (iv)   the occurrence of the event identified in Sections
                                                                --------
2.12(g), 2.12(h), or 2.12(i) or otherwise identified in this Agreement as
- -------  -------     -------
constituting an "Event of Default";

               (v) if Borrower fails to pay any other amount payable pursuant to this Agreement or any other Loan Document when due and payable in accordance with the provisions hereof or thereof, as the case may be, and such failure continues for 15 days after Lender delivers written notice thereof to Borrower;

               (vi) if any representation or warranty made herein or in any other Loan Document, or in any report, certificate, financial statement or other Instrument, agreement or document furnished by Borrower in connection with this Agreement, the Note or any other Loan Document executed and delivered by Borrower, shall be false in any material respect as of the date such representation or warranty was made;

               (vii) if Borrower or General Partner makes an assignment for the benefit of creditors;

               (viii) if a receiver, liquidator or trustee shall be appointed for Borrower or General Partner, or if Borrower or General Partner shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or General Partner, or if any proceeding for the dissolution or liquidation of Borrower or General Partner shall be instituted; provided,
                                                                --------
however, that if such appointment, adjudication, petition or proceeding was
- -------  ----
involuntary and not consented to by Borrower or General Partner, as the case may be, upon the same not being discharged, stayed or dismissed within 60 days, or if Borrower or General Partner shall generally not be paying its debts as they become due;

               (ix) if (A) Borrower attempts to delegate its obligations or assign its rights under this Agreement, any of the other Loan Documents or any interest herein or therein except as provided in Section 7.30 or (B) if any
                                                 ------------
provision of Section 5.2 or 5.5 is violated;
             -----------    ---

               (x) if any provision of (i) the Partnership Agreement of Borrower or (ii) the certificate of incorporation or the by-laws of Borrower, affecting the purpose for which such entity is formed is amended or modified in any material respect which may adversely affect Lender or its designee, or if Borrower or General Partner or any of their partners or stockholders, respectively, fails to perform or enforce the provisions of such organizational documents or attempts to dissolve Borrower or General Partner, or if Borrower or General Partner breaches any of its representations, warranties or covenants set forth in Sections 4.1(O) or 5.11;
         ---------------    ----

               (xi) if an Event of Default as defined or described in the Note, the Mortgages or any other Loan Document occurs, whether as to Borrower or any Individual Property or all or any portion of the Mortgaged Property;

               (xii) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement, the Note, the Mortgages or the other Loan Documents, for ten days after notice to Borrower from Lender or its successors or assigns, in the case of any Default which can be cured by the payment of a sum of money (other than Events of Default pursuant to clauses (i), (ii), (iii) and (iv) above as to which no grace period is
   -----------  ----  -----     ----
applicable, or pursuant to clause (v) above as to which a 15-day grace period is
                           ----------
applicable as described therein), or for 30 days after notice from Lender or its successors or assigns, in the case of any other Default (unless otherwise provided herein or in such other Loan Document); provided, however, that if such
                                                 --------  -------
non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30 day period and provided further that Borrower shall have commenced to cure such Default within such 30 day period and thereafter diligently and expeditiously proceeds to cure the same, such 30 day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, but in no event shall such period exceed 120 days after the original notice from Lender;

               (xiii) if an event or condition specified in Section 5.1(C) shall
                                                            --------------
occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any ERISA Affiliate shall incur or in the opinion of Lender shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the determination of Lender, a Material Adverse Effect;

               (xiv)  if Borrower cannot make the representations specified in
Section 2.14(d) in connection with the Securitization or if the representations
- ---------------
specified in Section 2.14(d) made in connection with the Securitization shall be
             ---------------
false as of the Securitization Closing Date, unless (x) REMIC status of any REMIC formed in connection with the Securitization is maintained or regained due to corrective actions taken by Borrower within any applicable cure period under the Code or otherwise, and (y) Borrower furnishes Lender with an opinion of outside counsel reasonably acceptable to Lender stating that each REMIC Trust qualifies as a REMIC for federal income tax purposes; or

               (xv) if, at any time prior to the repayment of the Indebtedness in full, General Partner and/or Limited Partner (a) fails to remain a Wholly-Owned Subsidiary of the REIT, (b) fails to maintain its ownership of its partnership interest in Borrower in effect on the Closing Date, or (c) conveys, sells, transfers, pledges, mortgages or otherwise disposes of or encumbers such partnership interest in Borrower; provided, however, that Limited Partner may
                                  --------  -------
from time to time convey, sell, transfer, pledge, mortgage or otherwise dispose or encumber limited partnership interests in Borrower aggregating not more than 49.9% of the total partnership interests in Borrower so long as prior to any such conveyance, sale, transfer, pledge, mortgage, disposal or encumbrance (i) each Rating Agency shall have theretofore confirmed in writing that such conveyance, sale, transfer, pledge, mortgage, disposal or encumbrance will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates, and (ii) Borrower provides to Lender an opinion of counsel addressed to Lender and satisfactory to Lender and Lender or its designee in form and substance that any REMIC Trust formed pursuant to the Securitization will not fail to maintain its REMIC status for federal income tax purposes as a result of such conveyance, sale, transfer, pledge, mortgage, disposal or encumbrance;

then, upon the occurrence of any such Event of Default and at any time thereafter, Lender or its successors or assigns, may, in addition to any other rights or remedies available to it pursuant to this Agreement, the Note, the Mortgages and the other Loan Documents, or at law or in equity, take such action, without notice or demand, as Lender or its successors or assigns, deems advisable to protect and enforce its rights against Borrower and in and to all or any portion of the Mortgaged Property, including, without limitation, declaring the entire Indebtedness to be immediately due and payable and may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and/or the Mortgaged Property, including, without limitation, all rights or remedies available at law or in equity.

          Section 6.2   Remedies.  (a) Upon the occurrence of an Event of
                        --------
Default, all or any one or more of the rights, powers and other remedies available to Lender against Borrower under this Agreement, the Note, the Mortgages or any of the other Loan Documents executed by or with respect to Borrower, or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any portion of the Indebtedness shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to any Individual Property or all or any portion of the Mortgaged Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

               (b) In the event of the foreclosure or other action by Lender to enforce its remedies in connection with one or more of the Individual Properties or all or any portion of the Mortgaged Property, whether such foreclosure sale (or other remedy) yields Net Proceeds in an amount less than, equal to or more than the Allocated Loan Amount of such Individual Property or Mortgaged Property, Lender shall apply all Net Proceeds received to repay the Indebtedness in accordance with Section 2.8, Allocated Loan Amounts shall be adjusted (or not
                   -----------
adjusted) in accordance with the definition of "Allocated Loan Amount", the
                                                ---------------------
Indebtedness shall be reduced to the extent of such Net Proceeds and the remaining portion of the Indebtedness shall remain outstanding and secured by the Mortgages and the other Loan Documents, it being understood and agreed by Borrower that Borrower is liable for the repayment of all the Indebtedness and that any "excess" foreclosure proceeds are part of the cross-collateralized and cross-defaulted security granted to Lender pursuant to the Mortgages.

          Section 6.3  Remedies Cumulative.  The rights, powers and remedies of
                       -------------------
Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other

Loan Documents executed by or with respect to Borrower, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon. Notwithstanding any other provision of this Agreement, Lender reserves the right to seek a deficiency judgment or preserve a deficiency claim, in connection with the foreclosure of a Mortgage on an Individual Property, to the extent necessary to foreclose on other parts of the Mortgaged Property.

          Section 6.4  Certain Waivers.  Borrower hereby waives any and all
                       ---------------
rights that it may now or hereafter claim to have under California Civil Code
Section 2954.10 to prepay the Indebtedness upon an acceleration thereof following the occurrence of an Event of Default without the prepayment of any charge, fee, penalty or other payment provided for in this Agreement. Borrower hereby agrees and acknowledges that (i) the foregoing waiver is given after negotiation between Lender and Borrower and for separate consideration from Lender to Borrower, the receipt and adequacy of which is hereby acknowledged, and (ii) Lender would not be willing to enter into this Agreement or make the Loan to Borrower but for the foregoing waiver by Borrower.


                                       BORROWER:

                                       G&L MEDICAL PARTNERSHIP, L.P.,
                                       a Delaware limited partnership

                                       By:  G&L MEDICAL INC.,
                                            a Delaware corporation,
                                            its general partner

                                            By:  /s/ Gary Grabel
                                               --------------------------------
                                               Name:  Gary Grabel
                                               Title: Executive Vice President

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

          Section 7. 1   Survival.   This Agreement and all covenants,
                         --------
agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement, the making by Lender of the Loan and the execution, and delivery by Borrower to Lender of the Note, and shall continue in full force and effect as long as any portion of the Indebtedness is outstanding and unpaid;

provided, however, that upon a prepayment with respect to a particular
- --------  -------  ----
Individual Property as described in Section 2.7(a) and upon satisfaction of the
                                    --------------
other conditions set forth in Section 2.11, Borrower shall be released of all
                              ------------
liability under this Agreement (other than any liability with respect to environmental matters arising under Sections 4.1(K) or 5.16, inclusive, hereof),
                                    ---------------    ----
the Mortgages, the applicable Assignment of Lease, and the other Loan Documents insofar as they concern such Individual Property. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective successors and assigns of Lender. Nothing in this Agreement or in any other Loan Document, express or implied, shall give to any Person other than the parties and the holder(s) of the Note, the Mortgages and the other Loan Documents, and their legal representatives, successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

          Section 7.2   Lender's Discretion.  Whenever pursuant to this
                        -------------------
Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole and absolute discretion of Lender and shall be final and conclusive.

          Section 7.3   Governing Law.  (a) This Agreement was negotiated by
                        -------------
Lender in the State of New York, and made by Lender in the State of New York, and the proceeds of the Note delivered pursuant hereto were disbursed from the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection and enforcement of the liens and security interests created pursuant to the Mortgages and the other Loan Documents shall be governed by and construed according to the law of the State in which the applicable Individual Property is located, it being understood that, to the fullest extent permitted by law of such States, the law of the State of New York shall govern the validity and the enforceability of all Loan Documents, and the Indebtedness or
obligations arising hereunder or thereunder.   To the fullest extent permitted
by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement and the Note, and this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of New York pursuant to (S) 5-1401 of the New York General Obligations Law.

               (b) Any legal suit, action or proceeding against Lender or Borrower arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York, pursuant to (S) 5-1402 of the New York General Obligations Law, and Borrower waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Borrower hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Borrower does hereby designate and appoint Gibson, Dunn & Crutcher, 200 Park Avenue, New York, New York 10166, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address (or at such other office in New York, New York as may be designated by Borrower from time to time in accordance with the terms hereof) with a copy to Borrower at its principal executive offices, Attention: Gary Grabel, and written notice of said service of Borrower mailed or delivered to Borrower in the manner provided herein shall be deemed in every respect effective service of process upon Borrower, in any such suit, action or proceeding in the State of New York. Borrower (i) shall give prompt notice to Lender of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

          Section 7.4  Modification, Waiver in Writing.  No modification,
                       -------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Note or any other Loan Document, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same. similar or other circumstances.

          Section 7.5   Delay Not a Waiver.  Neither any failure nor any delay
                        ------------------
on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note, or of any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

          Section 7.6  Notices.  All notices, consents, approvals and requests
                       -------
required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answerback acknowledged), addressed if to Lender at its address set forth on the first page hereof, Attention: David M. Murdoch, Jr., if to Lender or its designee at Nomura Asset Capital Corporation, 2 World Financial Center, Building B, New York, New York

10281-1198, Attention: Sheryl McAfee, and if to Borrower at its address set forth on the first page hereof, Attention: Gary Grabel, or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 7.6. A notice shall be deemed to have been
                            -----------
given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day: or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day. A party receiving a notice which does not comply with the technical requirements for notice under this Section
                                                                      -------
7.6 may elect to waive any deficiencies and treat the notice as having been
- ---
properly given.

          Section 7.7  TRIAL BY JURY.  BORROWER, TO THE FULLEST EXTENT THAT IT
                       -------------
MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS.

          Section 7.8  Headings.  The Article and Section headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 7.9  Assignment.   Lender shall have the right to assign this
                       ----------
Agreement and/or any of the other Loan Documents and the obligations hereunder to any Person. The parties hereto acknowledge that Lender expects to sell, transfer and assign this Agreement, the Note, the Mortgages and the other Loan Documents to Trustee in connection with a Securitization. All references to "Lender" hereunder shall be deemed to include the successors and assigns of Lender and the parties hereto acknowledge that actions taken by Lender hereunder may be taken (x) by Lender or its designee on Lender's behalf (to the extent provided in the Interim Servicing Agreement) or (y) after the Securitization Closing Date, by Lender or its designee pursuant to the Pooling and Servicing Agreement on behalf of Trustee. Following the assignment of this Agreement, the Note, the Mortgages and the other Loan Documents by Nomura Asset Capital Corporation ("NACC") in connection with the Securitization, in addition to
              ----
providing notices to Lender's assignee in accordance with instruments received from such assignee, Borrower shall continue to send copies of all notices and other communications (including, without limitation, reports under Section 5.1)
                                                                   -----------
to NACC at the address set forth in Section 7.6 or to such other address as may
                                    -----------
be designated by NACC pursuant to Section 7.6.  Borrower shall not be entitled
                                  -----------
to assign its rights hereunder.

          Section 7.10  Severability.   Wherever possible,  each provision of
                        ------------
this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 7.11  Preferences.  Lender shall have no obligation to
                         -----------
marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Note or any other Loan Document, Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender for Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

          Section 7.12  Waiver of Notice.  Borrower shall not be entitled to any
                        ----------------
notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents does not specifically and expressly provide for the giving of notice by Lender to Borrower.

          Section 7.13  Remedies of Borrower.  In the event that a claim or
                        --------------------
adjudication is made that Lender or its agents, including, without limitation, Lender or its designee, has acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement, the Note, the Mortgages or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents, including, without limitation, Lender or its designee, shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

          Section 7.14  Exculpation.  Notwithstanding anything herein or in any
                        ------------
other Loan Document to the contrary, except as otherwise set forth in this
Section 7.14 to the contrary, Lender shall not enforce the liability and
- ------------
obligation of Borrower to perform and observe the obligations contained in this Agreement, the Note, the Mortgages or any of the other Loan Documents executed and delivered by Borrower by any action or proceeding wherein a money judgment shall be sought against Borrower or its partners, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding (including, without limitation, to obtain a deficiency judgment) solely for the purpose of enabling Lender to realize upon (i) Borrower's interest in the Mortgaged Property, (ii) the Rents and Accounts arising from the Individual Properties to the extent received by Borrower or a Manager after the occurrence of an Event of Default (all such Rents and Accounts, the
"Recourse Distributions") and (iii) any other collateral given to Lender under
 ----------------------
the Loan Documents ((i), (ii) and (iii), collectively, the "Default
                                                            -------
Collateral"):
- ----------
provided, however, that any judgment in any such action or proceeding shall be
- --------  -------
enforceable against Borrower only to the extent of any such Default Collateral. The provisions of this Section 7.14 shall not, however, (a) impair the validity
                       ------------
of the Indebtedness evidenced by the Note or in any way affect or impair the Liens of the Mortgages or any of the other Loan Documents or the right of Lender to foreclose the Mortgages following an Event of Default: (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under any of the Mortgages; (c) affect the validity or enforceability of the Note, the Mortgages or the other Loan Documents; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignments of Leases or the Assignments of Agreements (subject to the nonrecourse provisions thereof) or the Indemnity Agreement; (f) impair the right of Lender to bring suit for actual damages, losses and costs resulting from fraud or intentional misrepresentation by Borrower or any other Person in connection with this Agreement, the Note, the Mortgages or the other Loan Documents; (g) impair the right of Lender to obtain the Recourse Distributions received by Borrower, including, without limitation, the right to proceed against Borrower's partners to the extent any such Recourse Distributions have actually theretofore been distributed to Borrower's partners;
(h) impair the right of Lender to bring suit with respect to Borrower's misappropriation of security deposits or Rents collected more than one month in advance; (i) impair the right of Lender to obtain Insurance Proceeds or Condemnation Proceeds due to Lender pursuant to the Mortgages; (j) impair the right of Lender to enforce the provisions of Sections 4.1(K) or 5.16 even after
                                             ---------------    ----
repayment in full of the Indebtedness; (k) prevent or in any way hinder Lender from exercising, or constitute a defense, or counterclaim, or other basis for relief in respect of the exercise of, any other remedy against any or all of the Collateral securing the Note as provided in the Loan Documents; (l) impair the right of Lender to bring suit with respect to any misapplication of any funds;
or (m) impair the right of Lender to sue for, seek or demand a deficiency judgment against Borrower solely for the purpose of foreclosing the Mortgaged Property or any part thereof, or realizing upon the Default Collateral;
provided, however, that any such deficiency judgment referred to in this clause
- --------  -------                                                        ------
(m) shall be enforceable against Borrower only to the extent of any of the
- ---
Default Collateral. The provisions of this Section 7.14 shall be inapplicable to
                                           ------------
Borrower if any petition for bankruptcy, reorganization or arrangement pursuant to federal or state law shall be filed by, consented to or acquiesced in by or with respect to Borrower, or if Borrower shall institute any proceeding for the dissolution or liquidation of itself or if Borrower shall make an assignment for the benefit of creditors, in which event Lender shall have recourse against all of the assets of Borrower and the interests in Borrower owned by, and the Recourse Distributions received by, Borrower's partners (but excluding the other assets of Borrower's partners to the extent Lender would not have had recourse against such assets other than in accordance with the provisions of this Section
                                                                         -------
7.14).
- -----

          Section 7.15  Exhibits Incorporated.  The information set forth on the
                        ---------------------
cover, heading and recitals hereof, and the Exhibits and Schedules attached hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          Section 7.16  Offsets, Counterclaims and Defenses.  Any assignee of
                        -----------------------------------
Lender's interest in and to this Agreement, the Note, the Mortgages and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to this Agreement, the Note, the Mortgages and the other Loan Documents which Borrower may otherwise have against any assignor or this Agreement, the Note, the Mortgages and the other Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Agreement, the Note, the Mortgages and other Loan Documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

          Section 7.17  No Joint Venture or Partnership.  Borrower and Lender
                        -------------------------------
intend that the relationship created hereunder be solely that of borrower and lender. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Mortgaged Property other than that of mortgagee, beneficiary or lender.

          Section 7.18  Waiver of Marshalling of Assets Defense.  To the fullest
                        ---------------------------------------
extent Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower and Persons with interests in Borrower, and of the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Individual Property for the collection of the Indebtedness without any prior or different resort for collection, or the right of Lender or Deed of Trust Trustee to the payment of the Indebtedness out of the Net Proceeds of the Individual Property in preference to every other claimant whatsoever.

          Section 7.19  Waiver of Counterclaim.  Borrower hereby waives the
                        ----------------------
right to assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, including, without limitation, Lender or its designee.

          Section 7.20  Conflict: Construction of Documents.  In the event of
                        -----------------------------------
any conflict between the provisions of this Agreement and the provisions of the Note, the Mortgages or any of the other Loan Documents, the provisions of this Agreement shall prevail. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

          Section 7.21  Brokers and Financial Advisors.  Borrower and Lender
                        ------------------------------
hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement except for Nomura Securities International, Inc. (the "Finder"). Borrower agrees to pay all amounts required
                          ------
to be paid to the Finder pursuant to that certain engagement letter dated May 3, 1996, between Borrower and the Finder. Borrower and Lender hereby agree to indemnify and hold the other and Lender or its designee harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person (other than the Finder) that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 7.21 shall
                                                             ------------
survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

          Section 7.22  Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          Section 7.23  Estoppel Certificates.  Borrower and Lender each hereby
                        ---------------------
agree at any time and from time to time upon not less than 15 days' prior written notice by Borrower or Lender to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in fall force and effect and stating the modifications hereto) , and stating whether or not, to the knowledge of such certifying party, any Default or Event of Default has occurred and is then continuing, and, if so, specifying each such Default or Event of Default; provided, however, that it shall be a condition precedent to Lender's obligation
- --------  -------
to deliver the statement pursuant to this Section 7.23, that Lender shall have
                                          ------------
received, together with Borrower's request for such statement, an Officer's Certificate stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

          Section 7.24  Payment of Expenses.  Borrower shall, whether or not the
                        -------------------
Transactions are consummated, pay all Transaction Costs on demand, which shall include, without limitation, (a) reasonable out-of-pocket costs and expenses of Lender in connection with (i) the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, (ii) the creation, perfection or protection of Lender's Liens in the Collateral (including, without limitation, fees and expenses for title and lien searches and filing and recording fees, third party due diligence expenses, accounting firm fees, costs of the Environmental Reports (and an environmental consultant), the Engineering Reports and the market studies), (iii) the negotiation, preparation, execution and delivery of any amendment, waiver or consent relating to any of the Loan Documents, (iv) the preservation of rights under and enforcement of the Loan Documents and the documents and instruments referred to therein, including any restructuring or rescheduling of the Indebtedness, (b) the reasonable fees, expenses and disbursements of counsel to Lender in connection with all of the foregoing, provided, however, that such
                                                   --------  -------
counsel's fees, expenses and disbursements in connection with the negotiation, preparation, execution and delivery of the Loan Documents for the origination of the Loan shall not exceed $80,000, (c) the fees and charges of the Bank, and (d) reasonable fees, expenses and disbursements of counsel to Lender or its designee and to Trustee in connection with their review of the Loan Documents and any de minimis expenses of Lender or its designee and Trustee.

          Section 7.25  Bankruptcy Waiver.   Borrower hereby agrees that, in
                        -----------------
consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or law relating to bankruptcy, insolvency or other relief of debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator or (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, the automatic stay provided by the Federal Bankruptcy Code shall be modified and annulled as to Lender, so as to permit Lender to exercise any and all of its remedies, upon request of Lender made on notice to Borrower and any other party in interest but without the need of further proof or hearing. Neither Borrower nor any Affiliate of Borrower shall contest the enforceability of this Section 7.25.
                       ------------

          Section 7.26  Indemnification.  Borrower shall indemnify and hold
                        ---------------
harmless Lender, and each of its directors, officers, employees, attorneys, agents (including, without limitation, Lender or its designee), successors and assigns (the "Indemnified Parties"), from and against all damages, liabilities,
              -------------------
claims, actions, penalties and fines (collectively and severally, "Losses")
                                                                   ------
assessed against any of them resulting from the claims of any party relating to or arising out of Borrower's failure to comply with any of the Loan Documents, except for Losses caused by the gross negligence or willful misconduct of any Indemnified Party, and reimburse each Indemnified Party for any expenses (including the reasonable attorneys' fees and disbursements) reasonably incurred in connection with the investigation of, preparation for or defense of any actual or threatened claim, action or proceeding arising therefrom (including any such costs of responding to discovery requests or subpoenas), regardless of whether Lender or such other Indemnified Party is a party thereto. With reference to the provisions set forth above in this Section 7.26 for payment by
                                                    ------------
Borrower of reasonable attorneys' fees incurred by the Indemnified Parties in any action or claim brought by a third party, Borrower shall diligently defend such Indemnified Party and diligently conduct such defense, and, provided Borrower demonstrates to the reasonable satisfaction of the applicable Indemnified Party its ability to pay for any settlement amount agreed to by Borrower, Borrower may settle any such action or claim or consent to an entry of any judgment related thereto without the prior written consent of any Indemnified Party to the extent such judgment or claim is for the payment of money. If the Indemnified Party desires to engage separate counsel, it may do so at its own expense; provided, however, that such limitation on the obligation of
                    --------  -------
Borrower to pay the fees of separate counsel for such Indemnified Party shall not apply if such Indemnified Party has retained such separate counsel because of a reasonable belief (based upon reasonable inquiry) that Borrower is not diligently defending in and/or not diligently conducting the defense and so notifies Borrower. The Loan shall not be considered to have been paid in full unless all obligations of Borrower under this Section 7.26 shall have been fully
                                              ------------
performed (except for contingent indemnification
obligations for which no claim has actually been made pursuant to this Agreement). This Section 7.26 shall survive repayment in full of the Loan.
                  ------------

          Section 7.27  Entire Agreement. This Agreement, together with the
                        ----------------
Exhibits and Schedules hereto and the other Loan Documents, constitutes the entire agreement among the parties hereto with respect to the Loan, the Exhibits and Schedules hereto and the other Loan Documents.

          Section 7.28  Cross Collateralization.  Without limitation of any
                        -----------------------
other right or remedy provided to Lender in this Agreement or any of the other Loan Documents, Borrower covenants and agrees that upon the occurrence of an Event of Default, (i) Lender shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings which it, as Lender, in its sole and absolute discretion, shall determine from time to time, (ii) Lender is not required to either marshall assets, sell Collateral in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, (iii) the exercise by Lender of any remedies against any Collateral will not impede Lender from subsequently or simultaneously exercising remedies against any other Collateral,
(iv) all Liens and other rights, remedies and privileges provided to Lender in this Agreement and in the other Loan Documents or otherwise shall remain in full force and effect until Lender has exhausted all of its remedies against the Collateral and all Collateral has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Loan and (v) its Individual Properties shall be security for the performance of all obligations of Borrower hereunder.

          Section 7.29  Confidentiality.  Borrower shall keep, and shall cause
                        ---------------
its Affiliates, partners, employees, legal counsel and other advisors to keep, the terms of this Agreement, the Loan and the other Loan Documents strictly confidential and will not, directly or indirectly, disclose such terms without Lender's prior written consent, unless required to make such disclosure by law or in connection public reporting requirements, if such material would customarily be disclosed in connection with such public reporting.

          Section 7.30  Defeasance.  (a) If, prior to the Prepayment Date,
                        ----------
Borrower elects to defease the Loan in whole or in part (with respect to any Individual Property) pursuant to Section 2.6. including, without limitation, in
                                 -----------
connection with a Transfer of such Individual Property or any interest therein pursuant to Section 2.7(a), Borrower shall defease the Loan in compliance with
            --------------
the following conditions precedent:

               (i) the delivery by Borrower of not less than 30 days' prior written notice to Lender specifying a regularly scheduled Payment Date (the "Defeasance Date") on which the Defeasance Deposit is to be made and the
 ---------------
principal amount is to be defeased;

               (ii) the payment to Lender of all scheduled interest and principal payments due and unpaid on the Defeasance Date;

               (iii) with respect to defeasance of the Loan in whole pursuant to Section 2.6 only, the payment to Lender of all interest and other amounts due
   -----------
under this Agreement, the Note, the Mortgages and the other Loan Documents;

               (iv) with respect to defeasance of the Loan in part (with respect to any Individual Property) pursuant to Section 2.6 only, including,
                                                -----------
without limitation, in connection with a Transfer of such Individual Property or any interest therein pursuant to Section 2.7(a), (A) payment of all interest and
                                 --------------
other amounts due under the Mortgage relating to such Individual Property and
(B) satisfaction of the conditions contained in Section 2. 1 1(a);
                                                -----------------

               (v) the payment to Lender of the Defeasance Deposit on the Defeasance Date; and

               (vi)   the delivery to Lender of:

                      (1) a security agreement, in form and substance reasonably satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Treasuries purchased on behalf of Borrower with the Defeasance Deposit in accordance with this provision of this Section 7.30
                                                                 ------------
(the "Security Agreement");
      ------------------

                      (2) with respect to defeasance of the Loan in whole pursuant to Section 2.6 only, releases for each of the Individual Properties
            -----------
from the Liens of the Mortgages, the Assignments of Leases, the Assignments of Agreements and UCC-1 financing statements (for execution by Lender) in forms appropriate for the jurisdiction in which each Individual Property is located:

                      (3) with respect to defeasance of the Loan in part (with respect to any Individual Property) pursuant to Section 2.6 only, including,
                                                -----------
without limitation, in connection with a Transfer of such Individual Property or any interest therein pursuant to Section 2.7(a), a New Note and the releases
                                 --------------
described in Section 2.11(a) (for execution by Lender) in forms appropriate
             ---------------
for the jurisdiction in which the applicable Individual Property is located;

                      (4) an Officer's Certificate certifying that the requirements set forth in this Section 7.30 have been satisfied;
                               ------------

                      (5) written confirmation from each Rating Agency that the defeasance will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates;

                      (6) an opinion of counsel for Borrower in form satisfactory to Lender stating, among other things, that (a) Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Treasuries purchased by Lender on behalf of Borrower and (b) any REMIC Trust formed pursuant to the Securitization will not fail to maintain its REMIC status for federal income tax purposes as a result of such defeasance: and

                    (7) such other certificates, documents or instruments as Lender may reasonably request, including, without limitation, those reasonably required in connection with a Securitization, and without limitation, notice to the Rating Agencies of any defeasance as well as any other notice reasonably required in connection with such defeasance.

               In connection with the conditions set forth above, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Treasuries which provide Scheduled Defeasance Payments and Lender shall upon receipt of the Defeasance Deposit purchase such U.S. Treasuries on behalf of Borrower. For the purpose of this
Section 7.30, "U.S. Treasuries" shall mean and include direct obligations of, or
- ------------   ---------------
obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America. Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Treasuries shall be made directly to the Cash Collateral Account on behalf of Lender and applied to satisfy the obligations of Borrower under the Note.

               (b)  With respect to defeasance of the Loan in whole pursuant to
Section 2.6, upon compliance with the requirements of Section 7.30(a), (i) the
- -----------                                           ---------------
Mortgaged Property shall be released from the Liens of the Mortgages, the Assignments of Leases, the Assignments of Agreements and the UCC-1 financing statements and (ii) the pledged U.S. Treasuries shall be the sole source of collateral securing the Note. With respect to a defeasance of the Loan in part (with respect to an Individual Property) pursuant to Section 2.6, including,
                                                     -----------
without limitation, in connection with a Transfer of such Individual Property or any interest therein pursuant to Section 2.7(a), upon compliance with the
                                 --------------
requirements of Section 7.30(a), such Individual Property shall be released
                ---------------
pursuant to Section 2.11(a).
            ---------------

               (c) Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Treasuries required by Section 7.30(a)
                                                             ---------------
above or to satisfy the other requirements of Section 7.30(a) shall be remitted
                                              ---------------
to Borrower.

               (d)  In connection with any release of a Lien under this Section
                                                                        -------
7.30,  Nomura Asset Capital Corporation ("NACC") shall establish or designate a
- ----                                      ----
successor entity (the "Successor Borrower") which shall be a single purpose
                       ------------------
bankruptcy remote entity, and Borrower shall transfer and assign all obligations, rights and duties under and to the Note (or, in connection with a defeasance in part (with respect to an Individual Property) pursuant to Section
                                                                        -------
2.6, including, without limitation, in connection with a Transfer of such
- ---
Individual Property or any interest therein pursuant to Section 2.7(a), a new
                                                        --------------
promissory note in the form of the Note, but in the amount of principal so defeased to be executed by Borrower (a "New Note")) together with the pledged
                                        --------
U.S. Treasuries to such Successor Borrower. The obligation of NACC to establish or designate a Successor Borrower shall be retained by NACC notwithstanding the sale or transfer of the Loan unless such obligation is specifically assumed by the transferee. Such Successor Borrower shall assume the obligations under the Note or the New Note, whichever is applicable, and the Security Agreement, and Borrower shall be relieved of its obligations under such documents and, in connection with a defeasance in part (with respect to an Individual Property) pursuant to Section 2.6,
                                                             -----------
including, without limitation, in connection with a Transfer of such Individual Property or any interest therein pursuant to Section 2.7(a), only, shall be
                                             --------------
relieved of its obligations under the Note to the extent of the amount of principal so defeased. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note or the New Note, whichever is applicable, and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note or the New Note, whichever is applicable, in accordance with this Section 7.30, but Borrower shall pay all costs and expenses incurred
          ------------
by Lender, including Lender's attorneys' fees and expenses, incurred in connection therewith.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                                       BORROWER:

                                       G&L MEDICAL PARTNERSHIP, L.P.,
                                       a Delaware limited partnership

                                       By:  G&L MEDICAL INC.,
                                            a Delaware corporation,
                                            its general partner

                                            By:  /s/ Gary Grabel
                                               --------------------------------
                                               Name:  Gary Grabel
                                               Title: Executive Vice President

                                       LENDER:

                                        NOMURA ASSET CAPITAL CORPORATION,

                                        a Delaware corporation


                                        By: /s/ John Burke
                                           ------------------------------------
                                           John Burke
                                           Its Attorney-in-Fact